UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Harvard Bioscience, Inc.

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HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371

April 8, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Harvard Bioscience, Inc. (the “Annual Meeting”) to be held on Tuesday, May 18, 2021 at 11:00 a.m. EDT. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, the Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at http://www.virtualshareholdermeeting.com/HBIO2021, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. At the meeting, we will be voting on the matters described in the accompanying proxy statement.

We are using the Internet as our primary means of furnishing the proxy materials to our stockholders. This process expedites the delivery of proxy materials, ensures materials remain easily accessible to stockholders, and allows stockholders to receive clear instructions for receiving materials and voting.

We are mailing the Notice of Internet Availability of Proxy Materials to stockholders on or about April 8, 2021. The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020, are available at www.proxyvote.com.

The Notice of Internet Availability of Proxy Materials contains instructions for our stockholders’ use of this process, including how to access or receive copies of our proxy statement and 2020 Annual Report and how to vote by Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how to vote, including the option to vote by telephone.

If you are unable to attend the meeting virtually, it is still important that your shares be represented and voted. Therefore, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL. Any stockholder who attends the meeting virtually may vote through the meeting website, even if he or she has already voted through the Internet, by telephone or by mail.

The Board of Directors has fixed the close of business on March 24, 2021 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT. OUR ANNUAL MEETING WILL BE HELD AS A VIRTUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

Sincerely,

James Green
Chairman of the Board, President and Chief Executive Officer

HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371
(508) 893-8999

______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, May 18, 2021

_____________________

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Harvard Bioscience, Inc. (the “Company”) will be held on Tuesday, May 18, 2021, at 11:00 a.m. EDT. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, the Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at http://www.virtualshareholdermeeting.com/HBIO2021, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. The Annual Meeting will be held for the following purposes:

1.	The election of one Class III Director named in the accompanying proxy statement, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2024 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal;

2.	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	Adoption and approval of the Harvard Bioscience, Inc. 2021 Incentive Plan;

4.	Approval, by a non-binding advisory vote, of the compensation of our named executive officers; and

5.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 24, 2021 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

The Board of Directors of Harvard Bioscience, Inc. recommends that you vote “FOR” the election of the nominee of the Board of Directors as Director of Harvard Bioscience, Inc., “FOR” the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, “FOR” the proposal to adopt and approve the Harvard Bioscience, Inc. 2021 Incentive Plan, and “FOR” the proposal to approve, by a non-binding advisory vote, of the compensation of our named executive officers.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 18, 2021: The proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

By Order of the Board of Directors,

James Green
Chairman of the Board, President and Chief Executive Officer

Holliston, Massachusetts
April 8, 2021

YOUR VOTE IS IMPORTANT. OUR ANNUAL MEETING WILL BE HELD AS A VIRTUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

Harvard Bioscience, Inc.
Proxy Statement

Contents

Page

Proxy Statement	1
Proposal 1 Election Of Directors	4
Information Regarding Directors	5
Information Regarding The Board Of Directors And Its Committees	7
Code Of Business Conduct And Ethics	12
Report Of The Audit Committee	12
Director Compensation	13
Information About Our Executive Officers	15
Compensation Discussion & Analysis	16
2020 Summary Compensation Table	21
Outstanding Equity Awards At Fiscal Year-End—2020	23
Security Ownership Of Certain Beneficial Owners And Management	26
Equity Compensation Plan Information	28
Transactions With Related Persons	28
Delinquent Section 16(A) Reports	28
Stockholder Communications With The Board Of Directors	29
Independent Registered Public Accounting Firm	29
Proposal 2 Ratification Of Appointment Of Independent Registered Public Accounting Firm	30
Proposal 3 Adoption and approval Of The Harvard Bioscience, Inc. 2021 Incentive Plan	31
Proposal 4 Advisory Vote On The Compensation Of Our Named Executive Officers	38
Submission Of Stockholder Proposals For The 2022 Annual Meeting	39
Multiple Stockholders Sharing The Same Address	39
Other Matters	39
Annex A	A-1

i

HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371
(508) 893-8999
_______________

Proxy Statement

_______________

Annual Meeting of Stockholders to Be Held on Tuesday, May 18, 2021

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harvard Bioscience, Inc. (the “Company” or “we”) for use at the 2021 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Tuesday, May 18, 2021, at 11:00 a.m. EDT, and any adjournments or postponements thereof. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, the Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at http://www.virtualshareholdermeeting.com/HBIO2021, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

1.       The election of one Class III Director named in this proxy statement, nominated by the Board of Directors (or the “Board”) for a three-year term, such term to continue until the annual meeting of stockholders in 2024 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal;

2.       The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.       Adoption and approval of the Harvard Bioscience, Inc. 2021 Incentive Plan;

4.       Approval, by a non-binding advisory vote, of the compensation of our named executive officers; and

5.       Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

We are furnishing proxy materials, which include our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), to our stockholders over the Internet, and providing a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, including our proxy statement and Annual Report, while lowering the costs and reducing the environmental impact of our annual meeting. The Notice is first being mailed to stockholders of the Company on or about April 8, 2021, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 24, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 39,927,257 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.

1

The presence, virtually online or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting virtually will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business.

A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Proposal No. 2, the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, is considered “routine” under applicable rules. A broker or other nominee may generally vote on routine matters without voting instructions from beneficial owners, and therefore no broker non-votes are expected to exist in connection with Proposal 2. The remaining proposals are considered “non-routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on those proposals. Accordingly, if you own shares in street name through a broker, bank or other nominee, please be sure to provide voting instructions to your nominee to ensure that your vote is counted on each of the proposals.

With respect to the election of one Class III Director in Proposal No. 1, such Director is elected by a plurality of the votes cast if a quorum is present. Votes may be cast for or withheld from the Director. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the person receiving the highest number of “FOR” votes will be elected as Director.

Approval of Proposal Nos. 2, 3 and 4 require the affirmative vote of a majority of the votes cast at the Annual Meeting virtually online or by proxy.

Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of the Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes, and no impact on the voting results of each other matter expected to be voted on at the Annual Meeting.

You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice. Instead, the Notice will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone (in addition to voting by Internet or mail). If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card, or if you hold your shares through a broker or nominee, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.

Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote virtually online or to attend the Annual Meeting virtually. Any record holder as of the Record Date may attend the Annual Meeting virtually and may revoke a previously provided proxy at any time by: (i) submitting a new vote on the Internet or by telephone or submitting a properly completed proxy card with a later date; (ii) sending written notice that you are revoking your proxy to the corporate secretary at Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746-1371, with such notice received by May 14, 2021; or (iii) attend the Annual Meeting virtually online and vote through the Annual Meeting website. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held by your broker or nominee, you should follow the instructions provided by such broker or nominee to revoke an earlier vote.

Beneficial holders who wish to attend the Annual Meeting virtually and vote through the Annual Meeting website should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote through the Annual Meeting website.

You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting http://www.virtualshareholdermeeting.com/HBIO2021. To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or notice you received. You also will be able to vote your shares electronically prior to or during the Annual Meeting.

2

If you want to submit a question during the Annual Meeting, log into http://www.virtualshareholdermeeting.com/HBIO2021, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Our Board of Directors recommends a vote “FOR” the nominee of the Board of Directors with respect to Proposal No. 1, and “FOR” on Proposal Nos. 2, 3 and 4. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you submit a properly executed proxy but do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the Board of Directors’ recommendations.

We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our Directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, May 18, 2021: The proxy statement and Annual Report, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

3

Proposal 1
Election Of Directors

The Board of Directors of the Company currently consists of seven members and is divided into three classes of Directors, with two Directors in Class I, two Directors in Class II and three Directors in Class III.

Once elected, Directors serve for three-year terms with one class of Directors being elected by our stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring. Each nominee elected as a Director will continue in office until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

At the Annual Meeting, one Class III Director, nominated by the Board of Directors, will stand for election to serve until the 2024 annual meeting of stockholders. At the recommendation of the Governance Committee, the Board of Directors has nominated Mr. Alan Edrick for election as the Class III Director of the Company. The nominee has agreed to stand for election and, if elected, to serve as Director. However, if any person nominated by the Board of Directors is unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the Governance Committee and the Board of Directors may recommend. Mr. John F. Kennedy and Ms. Susan Steele will not stand for re-election at the Annual Meeting.

Vote Required

The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of the nominee as Class III Director of the Company.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEE OF THE BOARD OF DIRECTORS: ALAN EDRICK.

4

Information Regarding Directors

Set forth below is certain information regarding the Directors of the Company, including the Class III Director who has been nominated for election at the Annual Meeting, based on information furnished to the Company by such Director. The biographical description below for the Director includes his age, all positions he holds with the Company, his principal occupation and business experience over at least the past five years, and the names of other publicly-held companies for which he currently serves as a Director or has served as a Director during at least the past five years. The biographical description below for the Director also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a Director of the Company. In addition to such specific information, we also believe that all of our Directors have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our Board.

Independence

The Board of Directors has determined that the incumbent Directors listed below, other than our Chief Executive Officer, Mr. Green, are “independent” as such term is currently defined by applicable Nasdaq rules.

Directors of Harvard Bioscience, Inc.

Name	Age	Principal Occupation	Director Since
Class I Directors—Term expires 2022
James W. Green	62	President, Chief Executive Officer and Chairman of the Board of Directors of the Company	2015
Bertrand Loy (CC)(GC)	55	President, CEO and a Director of Entegris Inc., Lead Independent Director of the Board of the Directors of the Company	2014

Class II Directors—Term expires 2023
Thomas W. Loewald (CC)(GC)	58	President and CEO of Cambrex	2017
Katherine A. Eade (AC)(GC)	47	General Counsel of Checkmate Pharmaceuticals, Inc.	2017

Class III Director—Term expires 2021; Nominated to Serve a Term Expiring 2024
Alan Edrick (AC)	53	Executive Vice President and Chief Financial Officer of OSI Systems, Inc.	2019

____________________

(AC) Member of the Audit Committee

(CC) Member of the Compensation Committee

(GC) Member of the Governance Committee

James W. Green has served as a Director of the Company since April 2015 and was appointed Chairman on June 5, 2017. Mr. Green was appointed President and Chief Executive Officer on July 8, 2019. Immediately prior to becoming our President and Chief Executive Officer, Mr. Green served as President of Spacelabs Healthcare, a manufacturer of medical equipment, beginning in April 2018. Prior to that position, Mr. Green was General Partner of Grantchester Group, a private equity investment firm with experience in healthcare and technology. Mr. Green also previously served as President, Chief Executive Officer and a Director of Analogic Corporation, a leading publicly held advanced medical and security imaging company from 2007 until October 2016. From 2005 to 2007, Mr. Green worked as Regional Vice President of Unilab Corp., a California division of Quest Diagnostics Corporation. From 1983 to 2005, Mr. Green worked in various other leadership positions at Koninklijke Philips Electronics NV, St. Jude Medical Inc., Beckman Instruments, McDonnell Douglas Corporation and Northrop Advanced Systems. Mr. Green holds a B.S. from the University of Missouri at Columbia, an M.S. from the University of Southern California and is a graduate of the Stanford University Executive Program. We believe Mr. Green’s qualifications to sit on our Board of Directors include his executive leadership experience and global experience in technology, healthcare and life science industries in a variety of executive positions.

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Bertrand Loy has served as a Director of the Company since November 2014 and currently serves as the Lead Independent Director and is a member of the Governance Committee and the Compensation Committee. Since November 2012, Mr. Loy has served as President, CEO and a Director of Entegris Inc., a provider of yield-enhancing materials and solutions used in advanced high-tech manufacturing environments. Prior to that, he served as Chief Operating Officer of Entegris from 2008 to 2012 and Chief Administrative Officer of Entegris from 2005 to 2008. He previously worked as Vice President and Chief Financial Officer of Mykrolis Corp. from 2001 until its merger with Entegris in 2005. From 1995 to 2000, Mr. Loy was with Millipore initially as the Director of Finance and Manufacturing for Millipore’s Laboratory Water Division before moving to the position of Chief Information Officer. He began his career with Sandoz Pharmaceuticals (now Novartis) where he held various positions in strategic planning, finance and audit in Europe, Japan and Latin America from 1989 to 1995. Since November 2012, Mr. Loy has served as the Chairman of SEMI, a global industry association representing the electronics manufacturing supply chain. Mr. Loy earned an M.B.A. at ESSEC Business School in France. We believe Mr. Loy’s qualifications to sit on our Board of Directors include his extensive experience as a Chief Executive Officer, as well as his experience in operational management and his extensive international experience in Europe, Asia-Pacific and the Americas.

Incumbent Class II Directors—Terms Expiring 2023

Thomas W. Loewald has served as a Director of the Company since October 2017. Mr. Loewald currently serves as Chair of the Compensation Committee and is a member of the Governance Committee. Since September 2020, Mr. Loewald has served as President and Chief Executive Officer of Cambrex, a leading private equity-owned Contract Development & Manufacturing Organization. Previously, Mr. Loewald served as President of the Flexible Packaging Division of ProAmpac, a private-equity owned flexible packaging company from September 2017 to September 2020. Prior to that, he served as Senior Vice President and Chief Commercial Officer of Thermo Fisher Scientific, a multinational biotechnology product development company. He previously worked in various roles of Thermo Fisher Scientific from 2002 to 2016. Prior to Thermo Fisher, Mr. Loewald led sales, marketing, and customer service for the adhesives division of Tyco International from 1998 to 2002. Prior to Tyco, Tom held a series of roles with General Electric’s Plastics and Materials businesses. Mr. Loewald holds a B.A. in economics from Middlebury College and an M.B.A. in business administration from Dartmouth College. We believe Mr. Loewald’s qualifications to sit on our Board of Directors include his broad global business experience in a wide range of industries from commodity to high growth, his strong strategic management and leadership skills, and his extensive record of success in leading business growth and excellence.

Katherine A. Eade has served as a Director of the Company since October 2017. Ms. Eade currently serves as Chair of the Governance Committee and is a member of the Audit Committee. Ms. Eade is General Counsel of Checkmate Pharmaceuticals, Inc. Previously, Ms. Eade served as Vice President, Strategic Commercial Affairs at Align Technology, a position she held from July 2019 to July 2020, and prior to that was Deputy General Counsel of La-Z-Boy Incorporated from 2018 to 2019. Ms. Eade has more than 18 years of experience advising public companies on M&A and other significant corporate transactions, governance matters and capital markets. Prior to joining La-Z-Boy, Ms. Eade was the Director, M&A Law and Transactions for Corning Incorporated and Division Counsel for Corning’s Life Sciences and Pharmaceutical Technologies divisions. Her life science acquisitions for Corning included the $730 million purchase of BD’s Discovery Labware business. Previous to her work at Corning, Ms. Eade was an attorney at Cleary Gottlieb Steen & Hamilton LLP, a leading international law firm, for over seven years. Earlier in her career, she served as a law clerk for Judge Morton I. Greenberg of the U.S. Court of Appeals for the Third Circuit. Ms. Eade earned a J.D., cum laude, from Harvard Law School and a B.A. in Government, summa cum laude, from Cornell University. We believe Ms. Eade’s qualifications to sit on our Board of Directors include her significant experience in mergers and acquisitions, including in the life sciences industry, and her extensive experience in capital markets and corporate governance.

Nominee for Election as Class III Director—Nominated to Serve Terms Expiring 2024

Alan Edrick has served as a Director of the Company since September 2019. Mr. Edrick currently serves as Chair of the Audit Committee. Mr. Edrick has over 25 years of financial management and public accounting experience, including mergers and acquisitions, capital markets, financial planning and analysis, and regulatory compliance. Mr. Edrick has been the Executive Vice President and Chief Financial Officer of OSI Systems, Inc., a publicly traded multinational company with leading market positions in homeland security, patient monitoring and optoelectronics, since 2006. Between 2004 and 2006, Mr. Edrick served as Executive Vice President and Chief Financial Officer of BioSource International, Inc. until its sale to Invitrogen Corporation. Between 1998 and 2004, Mr. Edrick served as Senior Vice President and Chief Financial Officer of North American Scientific, Inc., a medical device and specialty pharmaceutical company. Between 1989 and 1998, Mr. Edrick was employed by Price Waterhouse LLP in various positions including Senior Manager, Capital Markets. Mr. Edrick earned a Bachelor of Arts in economics/business from the University of California, Los Angeles (UCLA) and a Master of Business Administration from UCLA’s Anderson School of Management. We believe Mr. Edrick’s qualifications to sit on our Board of Directors include his executive leadership experience as a Chief Financial Officer, as well as his significant operating, accounting and financial management expertise, including in the life sciences industry.

6

Information Regarding The Board Of Directors And Its Committees

During the year ended December 31, 2020, our Board of Directors held seven meetings. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors held while he or she was a Director and of the committees of which he or she was a member. The Board of Directors generally encourages Directors to attend in person the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In light of the unique circumstances related to COVID-19, the Board of Directors encourages Directors to participate virtually for the 2021 Annual Meeting. All of the Directors in office at the time attended the 2020 Annual Meeting of Stockholders held on June 11, 2020. The non-employee Directors meet regularly in executive sessions outside the presence of management.

Board Leadership Structure

Our Board leadership structure consists of a Chairman of the Board who is also our Chief Executive Officer. Prior to Mr. Green being appointed Chief Executive Officer, the roles of Chairman of the Board of Directors and Chief Executive Officer were separate. Our Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated, because the Board of Directors currently believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the Board and management team. From time to time, the Board of Directors will evaluate whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Green and as noted above, Mr. Loy has been appointed and currently serves as the Lead Independent Director.

The Lead Independent Director has broad responsibility and authority, including to:

•	Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors.

•	Call meetings of independent Directors.

•	Serves as the principal liaison between the Chairman and the independent Directors.

•	Approve all information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information.

•	Approve meeting agendas for the Board.

•	Approve the frequency of Board meetings and meeting schedules, assuring there is sufficient time for discussion of all agenda items.

•	Recommend to the Governance Committee and to the Chairman, selection for the membership and chairman position for each Board committee.

•	Interview along with the chair of the Governance Committee, all Director candidates and make recommendations to the Governance Committee.

•	Be available, when appropriate, for consultation and direct communication with stockholders.

•	Retain outside advisors and consultants who report directly to the Board on Board-wide issues.

•	On an annual basis, in consultation with the independent directors, the Lead Independent Director will review his responsibility and authority and recommend to the Board for approval any modifications or changes.

Our Board of Directors has determined that its current structure, with combined Chairman and Chief Executive Officer roles and a Lead Independent Director is in the best interests of our Company and its stockholders at this time.

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A number of factors support the leadership structure chosen by the Board, including, among others:

•	Our Chief Executive Officer has extensive knowledge of all aspects of our company and its business and risks, its industry and its customers.

•	Our Chief Executive Officer is intimately involved in the day-to-day operations of our company and is best positioned to elevate the most critical business issues for consideration by the Board.

•	The Board believes having our Chief Executive Officer serve in both capacities allows him to more effectively execute our company’s strategic initiatives and business plans and confront its challenges.

•	A combined Chairman and Chief Executive Officer structure provides our company with decisive and effective leadership with clearer accountability to our stockholders and customers, especially within the context of an aggressive turnaround situation in which rapid decision making is a critical success factor.

•	This structure allows one person to speak for and lead the company and the Board.

•	The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board and the independent leadership provided by our Lead Independent Director and independent committee chairs.

•	The Board believes that the appointment of a strong Lead Independent Director and the use of regular executive sessions of the non-management Directors, along with the Board’s strong committee system and all Directors being independent except for Chief Executive Officer, allow it to maintain effective oversight of management.

•	In our view, splitting the roles would potentially make our management and governance processes less effective through undesirable duplication of work and possibly lead to a blurring of clear lines of accountability and responsibility.

Board Committees

The Board of Directors has established an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”) and a Governance Committee (the “Governance Committee”). The charters of each our committees are available on the Corporate Governance page in the Investor Relations section of our website at www.harvardbioscience.com. Please note that the information contained on the Company website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Audit Committee

The Audit Committee currently consists of Mr. Edrick, Mr. Kennedy and Ms. Eade. Mr. Edrick serves as the Chair. The Audit Committee is comprised entirely of independent Directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. The Audit Committee met six times during 2020. Assuming Mr. Edrick is re-elected at the Annual Meeting, the Audit Committee shall consist of Mr. Edrick (Chair), Ms. Eade and Mr. Loewald following the Annual Meeting.

Under its charter, the Audit Committee is responsible for, among other things:

•	reviewing our financial statements and related disclosures included in quarterly and annual financial statements, as well as quarterly earnings releases;

•	reviewing the adequacy of our internal controls, and financial systems and management practices;

•	appointing, retaining and terminating, and determining compensation of, our independent auditors;

•	overseeing our independent auditors and the evaluation of the independent auditors’ qualifications, performance and independence;

•	assuring the regular rotation of audit partners, including any lead and concurring partners, in accordance with applicable laws and regulations;

•	reporting matters that arise relating to quality or integrity of our financial statements and other matters to the Board and reviewing such matters with the Board.

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The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board and the Audit Committee discuss matters relating to risks that arise or may arise. The Audit Committee has also established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company.

The Audit Committee is also responsible for, and has established policies and procedures with respect to, the pre-approval of all services provided by the independent auditors. When assessing the independence of our auditors, the Audit Committee considers the independent registered public accounting firm’s provision of non-audit services to the Company.

The Board of Directors has determined that Mr. Edrick, Mr. Kennedy, Ms. Eade and Mr. Loewald are “independent” as such term is currently defined by Nasdaq rules for purposes of service on the Audit Committee. The Board of Directors has also determined that each of Messrs. Edrick and Kennedy qualifies as an “audit committee financial expert” as this term has been defined under the rules of the SEC.

Compensation Committee

The Compensation Committee currently consists of Mr. Kennedy, Mr. Loewald, Mr. Loy and Ms. Steele. Mr. Loewald serves as the Chair. The Compensation Committee is comprised entirely of independent Directors and it operates under a Board approved charter that sets forth its duties and responsibilities. The Compensation Committee met seven times during 2020.

The Compensation Committee determines and oversees the execution of our compensation philosophy and oversees the administration of our executive compensation programs. Its responsibilities also include overseeing the Company’s compensation and benefit plans and policies, retaining or terminating committee advisors, independence evaluation of compensation advisors, administering its stock plans (including reviewing and approving equity grants) and reviewing and approving annually all compensation decisions for the Company’s executive officers, including the CEO and the other executive officers named in the 2020 Summary Compensation Table. See “Executive Compensation—Compensation Discussion and Analysis” later in this proxy statement for information concerning the Compensation Committee’s role, processes and activities in overseeing executive compensation.

The Board of Directors has determined that Mr. Kennedy, Mr. Loewald and Ms. Steele are “independent” as such term is currently defined by Nasdaq rules for purposes of service on the Compensation Committee.

Governance Committee

The current members of the Governance Committee are Mr. Loewald, Mr. Loy and Ms. Eade. Ms. Eade is the Chair. The Governance Committee is comprised entirely of independent Directors and it operates under a Board approved charter that sets forth its duties and responsibilities. The Governance Committee met six times during 2020.

Under the terms of its charter, the Governance Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria recommended by the Governance Committee and approved by the Board of Directors, and recommending that the Board of Directors select the Director candidates for election at each annual meeting of stockholders. Its responsibilities also include recommending to the Board of Directors the criteria for membership on Board Committees. The Governance Committee is also responsible for assisting the Board of Directors with such corporate governance matters as the Board of Directors may request.

In identifying and evaluating nominees for the Board of Directors, the Governance Committee may solicit recommendations from any or all of the following sources: non-management Directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. At the Annual Meeting, Mr. Edrick will be standing for election by the stockholders for the first time. Mr. John F. Kennedy and Ms. Susan Steele will not stand for re-election at the Annual Meeting.

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The Governance Committee has established procedures for stockholders to recommend Director candidates. All stockholder recommendations for Director candidates must be submitted in writing to our Chief Financial Officer at 84 October Hill Road, Holliston, Massachusetts 01746, who will forward all recommendations to the Governance Committee. All stockholder recommendations for Director candidates must be submitted to the Company not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to stockholders in connection with the previous year’s annual meeting. All stockholder recommendations for Director candidates must include:

•	the name and address of record of the stockholder,

•	a representation that the stockholder is a record holder of our securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,

•	the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate,

•	a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Governance Committee Charter,

•	a description of all arrangements or understandings between the stockholder and the proposed Director candidate,

•	the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the proxy statement, and to serve as a Director if elected, and

•	any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

The Governance Committee will evaluate all such proposed Director candidates, including those recommended by stockholders, in compliance with the procedures established by the Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed Director candidate. When considering a potential candidate for membership on the Board of Directors, the Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each candidate must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other Directors and candidates, in collectively serving the long-term interests of the stockholders. In addition, the Governance Committee will recommend that the Board select candidates for nomination to help ensure that a majority of the Board shall be “independent” in accordance with Nasdaq rules and that each of its Audit, Compensation and Governance Committees shall be comprised entirely of independent Directors, subject to certain exceptions under the Nasdaq rules to such requirement. Although there is no specific policy regarding the consideration of diversity in identifying Director candidates, the Governance Committee may consider whether the candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Governance Committee also may consider whether the candidate has direct experience in the biotechnology, pharmaceutical and/or life science research industries or in the markets in which the Company operates.

The Board’s Role in Risk Oversight

Risks to the Company are discussed by the Board of Directors during the year. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its Committees, oversees risk management. The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board of Directors and the Audit Committee review and discuss, including with management, risks that arise or may arise, including in relation to legal, compliance and cyber-security matters, as well as novel risks that arise such as the impact of the COVID-19 global pandemic. For example, the Audit Committee discusses financial risk, including with respect to financial reporting and internal controls, with management and our independent registered public accounting firm and the steps management has taken to minimize those risks. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a Committee of the Board) of significant transactions and other material decisions.

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Risk Considerations in our Compensation Programs

The Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on the Company.

Non-Employee Director Ownership Guidelines

Our Board has implemented equity ownership guidelines with respect to our non-employee Directors. The ownership guidelines require each non-employee member of the Board of Directors, within five years from their initial election to the Board to own shares of our Common Stock having a value of at least three times the annual retainer of the non-employee Directors. With respect to satisfying the guidelines, unvested awards of restricted stock units are included in the calculation while stock options are excluded. All of our Directors are currently in compliance with these equity ownership guidelines.

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Code Of Business Conduct And Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Directors, officers and employees of the Company and its subsidiaries including the Chief Executive Officer, the Chief Financial Officer, principal accounting officer, controller and any person performing similar functions. The Code of Business Conduct and Ethics is available on the Corporate Governance page in the Investor Relations section of our website at www.harvardbioscience.com. We intend to post any amendments to or waivers from our Code of Business Conduct and Ethics at this location on our website.

Report Of The Audit Committee

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2020 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2020.

2.	The Audit Committee has discussed with representatives of Grant Thornton LLP the matters required to be discussed with them by applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.	The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.

Audit Committee:

Alan Edrick, Chairman
Katherine A. Eade
John F. Kennedy

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Director Compensation

Our Board of Directors has the authority to approve all compensation payable to our Directors, although our Compensation Committee is responsible for making recommendations to our Board regarding Board compensation. Our Board of Directors and Compensation Committee annually review our Board compensation to evaluate whether it remains competitive such that we are able to recruit and retain qualified Directors. We use a mix of cash and/or stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. As described below, our Director Compensation program currently utilizes only stock-based incentive compensation. In setting Board compensation, the Board of Directors and the Compensation Committee consider the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board.

Directors who are also employees of the Company receive no additional compensation for service as a Director. Non-employee Directors receive the compensation described below.

Compensation of Non-Employee Directors Upon Initial Election to the Board

Each non-employee Director will be entitled to receive a non-qualified stock option having an aggregate Black-Scholes grant date fair value of $134,400, rounded to the nearest 100 shares, provided that in no case shall such stock option be less than 25,000 shares. Such option shall be for the purchase of Common Stock of the Corporation and shall vest annually over three years and be granted on the fifth business day following his or her initial election to the Board.

Annual Compensation of Non-Employee Directors

Annual Retainers

Each non-employee Director will be entitled to receive annual retainer amounts for each respective role on the Board. In lieu of cash, such aggregate annual retainer amounts shall each be satisfied by the issuance of restricted stock unit awards as described herein.

The respective annual retainer value for each particular role on the Board are as follows:

Role	Annual Retainer Value
Non-employee Director	$35,280
Lead Independent Director	$35,280
Chairman of the Board	$35,280
Audit Committee chair	$18,144
Audit Committee member	$9,072
Compensation Committee chair	$12,096
Compensation Committee member	$6,048
Governance Committee chair	$5,040
Governance Committee member	$5,040

The annual retainer awards (each a “Retainer Award”) are generally granted on the first trading day of January (the “Grant Date”) and vest quarterly over the calendar year on each March 31, June 30, September 30 and December 31, subject to the Director’s continued service through the applicable vesting date. The number of shares of Common Stock to be granted as a Retainer Award is equal to the quotient of (i) the dollar value of the award as set forth above, divided by (ii) the average daily closing market price of the Common Stock during the preceding month of November, rounded to the nearest 100 shares.

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Additional Board Member or Board Roles: In the event that a non-employee Director is added to the Board, or is named Lead Independent Director or chairman (of the board or any committee), or joins any committee during a fiscal year after the Grant Date, such Director shall be granted a Retainer Award (the “Additional Retainer Award”), in relation to such additional roles and respective retainer amounts pro-rated for the remainder of such year. Such Additional Retainer Award shall be granted on the first trading day of the month after the individual is appointed to such roles. The Additional Retainer Award shall vest in equal amounts spread over the remaining quarterly vesting dates of the Retainer Awards for such calendar year subject to continued service as a non-employee Director on the applicable vesting dates. The number of shares of Common Stock to be granted as an Additional Retainer Award is equal to the quotient of (i) the dollar value of the award as set forth above (pro-rated for the remainder of the fiscal year following the appointment to the additional role), divided by (ii) the average daily closing market price of the Common Stock during the calendar month that is two months prior to the month the Director was appointed to the additional roles, rounded to the nearest 100 shares (for example, a director appointed to additional roles in August would use the average daily closing market price for the preceding June).

Reduced Board Roles: In the event a Director’s service (including as a Board or committee member, as chairman of the Board or any committee, or as Lead Independent Director) ends during a particular quarter, the vesting date for such quarter in relation to the portion of the award attributable to such roles that are ending, shall be the last day of the Director’s term in the respective role, and the pro-rated portion of the quarterly amount attributable to such roles shall vest on that earlier vesting date, with the remaining unvested portion of the award attributable to such roles being forfeited.

Annual Equity Award

Each non-employee Director will also be entitled to receive an equity award in the form of restricted stock units having an aggregate cash value of $80,640, rounded to the nearest 100 shares, vesting fully on the earlier to occur of (i) the date of the Corporation’s next Annual Meeting of Stockholders after the grant date, immediately prior to the commencement of such meeting, and (ii) one year from the date of grant, subject to the Director’s continued service through the applicable vesting date, and granted on the fifth business day following the Annual Meeting of Stockholders.

Expenses

In addition, non-employee Directors shall be reimbursed for expenses incurred in connection with attending Board and Committee meetings.

2020 Director Compensation Table

The following table presents the compensation provided to the non-employee Directors who served during the fiscal year ended December 31, 2020.

Name (1)	Option Awards (1), (2)	Restricted Stock Awards (3)	Total
Katherine Eade	$—	$135,072	$135,072
Alan Edrick	—	135,112	135,112
John F. Kennedy	—	139,184	139,184
Thomas Loewald	—	139,104	139,104
Bertrand Loy	—	163,683	163,683
Susan Steele	135,700	109,941	245,641

____________________

(1)	Based on the aggregate grant date fair value computed awards in accordance with the provisions of FASB ASC 718, “Compensation—Stock Compensation”. Assumptions used in the calculation of this amount are included in Note 10 to the Company’s audited financial statements for the fiscal year ended December 31, 2020 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2021.

(2)	The aggregate number of option awards outstanding at December 31, 2020, and held by the non-employee Directors were as follows: 87,600 options for Ms. Eade; 101,800 options for Mr. Edrick; 37,059 options for Mr. Kennedy; 87,600 options for Mr. Loewald; 55,300 options for Mr. Loy; and 115,900 options for Ms. Steele.

(3)	The aggregate number of restricted stock unit awards outstanding at December 31, 2020, and held by the non-employee Directors were as follows: 28,100 awards for Ms. Eade; 28,100 awards for Mr. Edrick; 28,100 awards for Mr. Kennedy; 28,100 awards for Mr. Loewald; 28,100 awards for Mr. Loy; and 28,100 awards for Ms. Steele.

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Information About Our Executive Officers

The following table shows information about our executive officers:

Name	Age	Position
James Green	62	Chief Executive Officer, President and Director
Michael Rossi	47	Chief Financial Officer
Kenneth Olson	59	Chief Operating Officer

Biographical information for Mr. Green is provided above under the heading “Directors of Harvard Bioscience, Inc.”

Michael Rossi was named Chief Financial Officer in July 2019. Immediately prior to becoming Chief Financial Officer of the Company, Mr. Rossi served as Chief Financial Officer of Laborie Medical Technologies from August 2018 to May 2019, a manufacturer of urology and gastrointestinal diagnostic equipment. Prior to that role, he was Chief Financial Officer of Medical Specialties Distributors, a healthcare supply chain management solutions company, for over three years. Mr. Rossi brings significant experience with turnarounds and driving financial and operational improvements within complex middle market manufacturing and distribution businesses. He also has over fifteen years of public company accounting and reporting experience as well as experience managing debt and liquidity during both periods of growth and business downturns. Earlier in his career, Mr. Rossi held finance roles of increasing responsibility at various public companies, including Haemonetics Corporation, The Princeton Review, Inc., American Tower Corporation, Sonus Networks and Manufacturers’ Services Limited. He began his professional career as an accountant at PricewaterhouseCoopers. Mr. Rossi earned a B.S. in accounting from Babson College and an MBA from Babson College’s Olin School of Management.

Kenneth Olson was named Chief Operating Officer in April 2020 and is responsible for global manufacturing, supply chain and research and development. Prior to becoming Chief Operating Officer, Mr. Olson served as Vice President and General Manager, Data Sciences International from October 2019 to April 2020. Prior to joining DSI, Mr. Olson served as the Senior Vice President of Global Engineering and Operations at Spacelabs Healthcare, a patient monitoring and diagnostic cardiology companies, from May 2017 to October 2019. From July 2013 until October 2019, Mr. Olson ran a successful management consulting firm in the medical device space. Mr. Olson previously served as Vice President of Research & Development at ABT Molecular Imaging from December 2010 to July 2013. Mr. Olson has significant experience in Emergency Medical Services (EMS), with over 40 issued patents in cardiology and resuscitation products. He served as Vice President of Research and Development for Medtronic Physio-Control from May 2006 to December 2010, where he oversaw the development of the LP15 Monitor/Defibrillator. Prior to Medtronic, Olson was the Chief Technical Officer for Cardiac Science, after a merger with Survivalink Corporation where he had served as the VP of R&D from its inception. Mr. Olson earned a B.S. in electrical engineering and an MBA from the University of Minnesota.

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Compensation Discussion & Analysis

This Compensation Discussion and Analysis, which should be read together with the executive compensation tables set forth below, provides information regarding our executive compensation program for our named executive officers. Our current named executive officers are James Green, our President and Chief Executive Officer, Michael Rossi, our Chief Financial Officer, and Kenneth Olson, our Chief Operating Officer.

Our Compensation Committee is responsible for determining the compensation payable to our executive officers. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding the compensation of all executive officers, excluding his own, but our Compensation Committee is ultimately responsible for approving this compensation. Generally, our Chief Executive Officer recommends the terms of an annual corporate bonus plan to our Compensation Committee. Our Compensation Committee then, after considering the recommendations made by our Chief Executive Officer, determines the terms and amount of compensation to pay to each of our executive officers, including our Chief Executive Officer, and the terms of any corporate bonus plans and related targets and objectives. Such determination is made in reliance on a number of other factors, including analysis and guidance provided by an independent executive compensation consultant from time to time, as well as compensation for comparable executive positions at peer group companies and our historical practices.

Objectives of Our Executive Compensation Programs

Our compensation programs for our executive officers are designed to achieve the following key objectives:

•	attract and retain high performing and experienced executives;

•	motivate and reward executives whose knowledge, skills and performance are deemed critical to our success;

•	align the interests of our executives and stockholders by motivating executives to increase stockholder value and rewarding executives when stockholder value increases;

•	foster a shared commitment among executives by coordinating their goals; and

•	motivate our executives to manage our business to meet our short- and long-term objectives, and reward them for meeting these objectives, including growing our revenues, earnings per share, total market capitalization and share price.

Role of Independent Executive Compensation Consultant

From time to time, our Compensation Committee has engaged an independent executive compensation consultant to provide guidance with respect to the development and implementation of our compensation programs. The Compensation Committee utilizes the reports, recommendations and insight of the independent executive compensation consultant, along with a variety of additional factors, including input from the Chief Executive Officer as to the other executive officers, in determining the appropriate compensation, including salary, bonus and equity grants, with respect to our named executive officers. Most recently, the Compensation Committee obtained analysis and recommendations from Arthur J. Gallagher & Co. (“Gallagher”) pertaining to the compensation, including salary, bonus and equity grants, with respect to our Chief Executive Officer and Chief Financial Officer. During 2020, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its ongoing independent compensation consultant. FW Cook was not involved in decisions relevant to setting fiscal 2020 compensation.

After consideration of the independence assessment factors provided under the listing standards of The Nasdaq Global Market, the Compensation Committee determined that the compensation consultants are independent and that the work performed in 2020 did not raise any conflicts of interest.

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The companies represented in the Gallagher study from October 2018 (the “Peer Group”), which are unchanged for fiscal 2020 compensation decisions, represented public companies from both the life sciences and industrial sectors, with a focus on companies that produce and provide equipment, and consisted of:

Life Science Peer Group Companies	Industrial Peer Group Companies
Teligent, Inc.	Gencor Industries Inc.
Jounce Therapeutics, Inc.	Northwest Pipe Co.
Recro Pharma, Inc.	Eastern Co.
Fluidigm Corp.	Fluent, Inc.
Oxford Immunotec Global Plc	Hurco Companies Inc.
Nanostring Technologies Inc.	BG Staffing, Inc.
Castlight Health, Inc.	Willdan Group, Inc.
Concert Pharmaceuticals, Inc.	Willis Lease Finance Corp.
Fortress Biotech, Inc.	Plug Power Inc.
RTI Surgical, Inc.	Allied Motion Technologies Inc.
Insys Therapeutics, Inc.	NL Industries Inc.
Endologix Inc.	Eagle Bulk Shipping Inc.
Computer Programs & Systems Inc.
Veracyte, Inc.

Compensation Elements

The elements of executive compensation include base salary, annual cash incentive bonuses, long-term equity incentive compensation, employment agreements, and broad-based benefits programs. We have not adopted any formal guidelines for allocating total compensation between long-term and short-term compensation, cash compensation and non-cash compensation, or among different forms of non-cash compensation.

Base Salary

We pay our executive officers a base salary, which our Compensation Committee reviews and determines annually. We believe that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance. The 2020 annualized base salary of each of Messrs. Green, Rossi and Olson were:

Current Executive Officers	2020 Base Salary		Increase over 2019
James Green	$573,710		0%
Michael Rossi	$340,000		0%
Kenneth Olson	$285,263	(1)	8%

(1)	Upon promotion to COO in April 2020, Mr. Olson’s base salary was increased from $260,000 to $290,000.

Annual Cash Incentive Bonuses

Consistent with our emphasis on performance-based incentive compensation programs, our executives are eligible to receive annual cash incentive bonuses. The Compensation Committee has the authority to provide such bonuses for a given fiscal year based on the performance of our executive officers with respect to key performance areas and targets established by the Compensation Committee for such period. In February 2020, the Compensation Committee adopted the 2020 Annual Incentive Plan as set forth below:

Metric	Weighting	Rationale for Metric
HBIO Revenue Growth	20%	Strategic goal to return the Company to organic growth
HBIO Adjusted Operating Income (Non-GAAP Measure)	80%	Achievement of Adjusted Operating Income targets designed to significantly improve the core profitability of the business, enable HBIO to pay down debt, and invest in products and revenue growth activities.

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In response to the economic uncertainty caused by the COVID-19 pandemic, the Compensation Committee revised the targets under the Annual Incentive Plan to provide for a discretionary bonus opportunity at a payout level less than originally designed.   Following this decision, payouts would be informed by the Company’s year-end leverage ratio (<3.25x) and adjusted operating margin (>17%) for the second half of fiscal 2020, among other factors. The Compensation Committee evaluated our performance against these goals and, based upon that evaluation and in consideration of our overall performance, the Compensation Committee awarded each named executive officer a 2020 annual cash incentive bonus that equaled 37% of his target. The Compensation Committee believes these payouts are appropriate due to the performance of the Company in 2020, particularly in light of the challenges presented by the COVID-19 pandemic, and each participating named executive officer’s contribution to the Company’s performance.

For fiscal year 2020, Mr. Green was eligible to receive cash incentive compensation equal to 100% of his base salary, with a maximum of 150% of his base salary, and each of Messrs. Rossi and Olson are eligible to receive cash incentive compensation equal to 50% of their respective base salaries, with a maximum of 75% of the applicable base salary.

Long-Term Equity Incentive Compensation

We place a significant emphasis on performance-based incentive compensation. We grant long-term equity incentive awards in the form of stock option awards and/or restricted stock units (“RSUs”) to executives as part of our total compensation package. These awards generally represent a significant portion of total executive compensation. We use long-term equity incentive awards in order to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so.

The Compensation Committee’s long-term incentive strategy allows for use of a portfolio approach when granting awards. Each element of the portfolio is intended to address a different aspect of long-term incentive compensation, as set forth below:

•	Time-based RSUs serve as a retentive device and provide an interest in the value of the Company’s shares, because, even though they vest over time, they provide recipients with a certain equity interest, assuming continued employment. In addition to promoting retention, time-based RSUs further align executives’ interests with the interests of shareholders and provide a long-term ownership mentality as well as motivation to succeed in the long-term because the value of RSUs does not solely depend upon increases in the market price of our shares, which may occur over a short period of time. An RSU is a grant representing the right to receive a share of Common Stock upon vesting of the RSU and satisfaction of other conditions. A holder of an RSU does not have any rights of a stockholder until the RSU vests and is converted to Common Stock. The fair value of RSUs is based on the market price of our stock on the date of grant.

•	Stock options reward recipients based upon the appreciation in value of the Common Stock following the grant date, and there is no value to these awards if our share price does not increase. Stock options provide our executive officers with the right to purchase shares of our Common Stock at a fixed exercise price typically for a period of up to ten years. Stock options are earned based on continued service to us and generally vest over a range of one to four years, subject to continued employment with our Company. The exercise price of each stock option award granted under our Fourth Amended and Restated 2000 Stock Option and Incentive Plan (as amended, the “Equity Plan”) is based on the fair market value of our Common Stock on the grant date. We do not have any program, plan or practice of setting the exercise price based on a date or price other than the fair market value of our Common Stock on the grant date.

•	Market condition RSUs provide an additional incentive for executive officers to create shareholder value, as these awards only vest if the relative total shareholder return, or TSR, of our Common Stock as compared to companies in the utilized index exceeds the performance goals established by the Committee. The Committee believes that measuring TSR on a relative, rather than on an absolute, basis provides a more relevant measure of the performance of the Company’s stock. By mitigating the impact of macroeconomic factors (both positive and negative) that are beyond the control of the Company and its executives, we believe relative TSR provides rewards that are better aligned with relative performance through varying economic cycles. The maximum number of shares, relative to target, that can be earned under this TSR plan is 150%.

Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on our understanding of market practices of our Peer Companies and take into account additional factors such as level of individual responsibility, experience and performance. The vesting of our long-term equity incentive compensation is typically subject to continued employment with our Company, and in some instances, to acceleration in connection with certain termination events and a change-in-control.

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In the second quarter of 2020, the Compensation Committee granted a mix of stock options, time-based RSU awards and market condition RSUs to Messrs. Green, Rossi, and Olson, each with vesting subject, among other things, to the executive’s continued employment with the Company on the vesting dates.

Name	Time-Based RSUs (1)	Options (2)	Market Condition RSUs (3)
James W. Green	218,141	470,254	218,141
Michael A. Rossi	43,093	92,896	43,093
Kenneth Olson	36,755	79,235	36,755
	297,989	642,385	297,989

____________________

(1)	Each of these time-based RSUs was granted on June 11, 2020 and vests in four equal installments on each of the first four anniversaries of December 31, 2020.

(2)	Each of these options was granted on June 11, 2020 and vests in four equal installments on each of the first four anniversaries of December 31, 2020. The exercise price is $2.63, being the closing price of the Company’s Common Stock on the grant date.

(3)	These market condition restricted stock units were granted on June 11, 2020 with performance based vesting conditions. The RSUs vest in three equal annual installments on June 11, 2021, June 11, 2022 and June 11, 2023, and are linked to the achievement of a relative total shareholder return of the Issuer’s common stock from June 11, 2020 to the earlier of June 11, 2021 or upon a change of control (measured relative to the NASDAQ Biotechnology index and based on the 20-day trading average price before each such date). The target number of these RSUs that may be earned is noted in the table above; the maximum amount is 150% of the number reported.

With respect to the market condition RSUs, the target number of these restricted stock units that may be earned is reported above; the maximum amount that may be earned is 150% of target, with a cap of 100% in the event of negative TSR. The TSR calculations will be adjusted to reflect stock splits, recapitalizations and other similar events. The market condition RSUs will vest at target—the amount reported in the table above—if the TSR of the Company’s Common Stock is at the 50th percentile of companies in the Nasdaq Biotechnology index. A payout at maximum, which is 150% of the target award, may be achieved if the relative TSR is at or above the 75th percentile of companies in the Nasdaq Biotechnology index. In order to receive a payout at equal to 50% of the target award, the relative TSR must be at or above the 33rd percentile of companies in the Nasdaq Biotechnology index. If the relative TSR of the Company’s Common Stock is below the 20th percentile, the market condition RSUs will not vest and the awards will be forfeited. The complete payout matrix for the market condition RSUs granted in fiscal 2020 is presented in the table below:

Relative TSR Percentile Rank	Performance Factor
20th percentile or lower	0%
21st to 32nd percentile	for each 1 percentile in range above 20th percentile, 4%
33rd percentile	50%
34th to 49th percentile	50%, plus for each 1 percentile in range above 33rd percentile, an additional 3%
50th percentile	100%
51st to 74th percentile	100%, plus for each 1 percentile in range above 50th percentile, an additional 2%
75th percentile or higher	150%

In March 2021, the Compensation Committee approved adjustments to the named executive officers’ long-term equity incentive compensation for the 2021 award cycle to better align with the Company’s pay-for-performance philosophy and to support long-term growth. To place greater emphasis on performance-based equity, the mix of target equity was shifted to 50% time-based RSUs and 50% market condition RSUs. Additionally, the 2021 market condition RSUs were linked to the achievement of a relative total shareholder return over a three-year period as opposed to one-year. Furthermore, target payout requires above median relative performance (i.e., 51st percentile). The Compensation Committee intends to continue to evaluate the long-term equity incentive design to ensure it appropriately aligns with our strategy and long-term objectives.

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Broad-Based Benefits Programs

All full-time employees in the United States, including our named executive officers, may participate in our Employee Stock Purchase Plan and in our health and welfare benefit programs, including medical coverage, dental coverage, disability insurance, life insurance and our 401(k) plan. The 401(k) plan provides for matching contributions equal to 100% of each dollar contributed up to 1% of eligible compensation plus 50% of each additional 1% of eligible compensation up to 6% for a maximum matching contribution of 3.5%. We offer similar plans in foreign countries.

Executive Stock Ownership Guidelines

At the recommendation of our Compensation Committee, our Board of Directors has implemented updated executive stock ownership guidelines with respect to our named executive officers. Such ownership guidelines require, within five years from their initial appointment or designation as named executive officers, our named executive officers to own our Common Stock with a market value equal to at least three times their respective annual base salary. With respect to satisfying such guidelines, stock options are excluded in the calculation while shares owned outright or beneficially owned (as defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended), while restricted shares, including shares granted but not vested, shares issuable upon the settlement of RSUs and shares acquired pursuant to our Employee Stock Purchase Plan are all included. The Compensation Committee will monitor compliance with the stock ownership guidelines, including approving any hardship exceptions or implementing any non-compliance penalties.

Clawbacks

Awards under the Company’s proposed 2021 Incentive Plan and any shares issued pursuant to such awards will be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or if the Company or its subsidiaries terminate a grantee’s service relationship due to the grantee’s gross negligence or willful misconduct, or determine there are grounds for such a termination (whether or not such actions also constitute “cause” under an award agreement), any awards under the 2021 Incentive Plan, whether or not vested, as well as any shares of stock issued pursuant to awards under the 2021 Incentive Plan shall be subject to forfeiture, recovery and “clawback.” In addition, the 2021 Incentive Plan provides that if the Company is required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements of the securities laws, in certain cases the Compensation Committee may require the repayment of amounts paid under the 2021 Incentive Plan in excess of what the employee would have received under the accounting restatement.

Further, if the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws as a result of misconduct, the Company’s Chief Executive Officer and Chief Financial Officer are required to reimburse the Company for any bonus or other incentive-based or equity-based compensation received by such officer from the Company during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurs) of the financial document embodying such financial reporting requirement, and any profits realized from the sale of securities of Company during such twelve-month period.

Anti-Short Selling, Anti-Margin and Hedging Policies

The Company’s Insider Trading Guidelines explicitly prohibit directors, officers, employees, contractors and part-time and temporary workers in possession of material non-public information from (i) buying, selling, or otherwise transacting in Company’s securities, including common stock, options and any other securities that the Company may issue, such as preferred stock, notes, bonds and convertible securities, as well as derivative securities; (ii) disclosing information to another individual for the purpose of enabling such individual to trade in the Company’s securities on the basis of such information; (iii) engaging in transactions designed to hedge or offset economic risks of owning the Company’s securities, including short sales of the Company’s securities and selling security futures related to the Company’s securities; (iv) trading in options or derivatives related to the Company’s securities; and (v) and purchasing the Company’s securities on margin (i.e. borrowing money to fund the stock purchase) other than the cashless exercises of employee stock options.

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2020 Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers noted below for services rendered in all capacities, including our President and Chief Executive Officer, our Chief Financial Officer, and our Chief Operating Officer during 2020, all during the fiscal years ended December 31, 2020 and 2019. As a smaller reporting company, we are only required to provide two years of compensation information for our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
James W. Green	2020	$573,710	$215,304	$573,710	$1,223,771	$33,958	(2)	$2,620,453
President and Chief Executive Officer	2019	264,789	—	—	1,972,503	43,431		2,280,723

Michael A. Rossi	2020	$340,000	$63,798	$113,333	$241,752	$19,278	(3)	$778,161
Chief Financial Officer	2019	145,157	—	85,000	88,821	1,569		320,547

Kenneth Olson	2020	$285,263	$54,416	$96,667	$206,196	$186,540	(4)	$829,082
Chief Operating Officer	2019	53,000	—	50,000	51,355	1,966		156,321

____________________

(1)	Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation—Stock Compensation”. Under FASB ASC 718, the vesting condition related to the market condition RSUs is considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for the named executive officers that could be calculated and disclosed based on achievement of the underlying market condition. Assumptions used in the calculation of this amount are set forth in Note 10 to the Company’s audited financial statements for the fiscal year ended December 31, 2020, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2021.

(2)	Includes $12,000 for personal usage of Company leased automobile (as calculated in accordance with Internal Revenue Service guidelines and included as compensation on the W-2), $15,230 in Company medical, dental and other insurance matching, and $6,728 in matching contributions made by the Company to Mr. Green’s tax-qualified 401(k) Savings Plan account.

(3)	Includes $17,897 in Company medical, dental and other insurance matching, and $1,381 in matching contributions made by the Company to Mr. Rossi’s tax-qualified 401(k) Savings Plan account.

(4)	Includes $7,700 for personal usage of Company leased automobile (as calculated in accordance with Internal Revenue Service guidelines and included as compensation on the W-2), $7,398 in Company medical, dental and other insurance matching, $9,396 in matching contributions made by the Company to Mr. Olson’s tax-qualified 401(k) Savings Plan account, and $162,047 for relocation expenses.

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Employment Agreements

Chief Executive Officer

We have entered into an employment agreement with Mr. Green, dated July 2, 2019, which provides for a term of two years from his commencement date of July 8, 2019, which such term shall automatically be extended for two additional years on each anniversary of the commencement date unless, not less than 90 days prior to each such date, either party shall have given written notice to the other that it does not wish to extend the agreement. In addition, the agreement provides for an annual base salary, which is subject to review annually by our Board of Directors and Compensation Committee. Furthermore, commencing with fiscal year 2020, Mr. Green is eligible to receive cash incentive compensation on an annual basis of up to one hundred fifty percent (150%) of his base salary upon meeting objectives as determined by the Board of Directors or the Compensation Committee from time to time. Mr. Green is also eligible to participate in other incentive compensation plans as the Board of Directors or Committee shall provide for the Company’s senior executive officers.

Chief Financial Officer

We have entered into an employment agreement with Mr. Rossi, dated July 18, 2019, which provides for a term of one year, which such term shall automatically be extended for one additional year on each anniversary of the commencement date unless, not less than 90 days prior to each such date, either party shall have given written notice to the other that it does not wish to extend the agreement. In addition, the agreement provides for an annual base salary, which is subject to review annually by our Board of Directors and Compensation Committee. Furthermore, commencing with fiscal year 2020, Mr. Rossi is eligible to receive cash incentive compensation on an annual basis of up to fifty percent (50%) of his Base Salary upon meeting objectives as determined by the Board of Directors or the Compensation Committee from time to time. Mr. Rossi is also eligible to participate in other incentive compensation plans as the Board of Directors or Committee shall provide for the Company’s senior executive officers.

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Outstanding Equity Awards At Fiscal Year-End—2020

The following table sets forth information concerning the number and value of exercisable and unexercisable options to purchase Common Stock, and the number of time-based and market condition RSUs held by the applicable named executive officers noted below as of December 31, 2020.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James W. Green	60,000	—	$5.27	5/5/2025	243,072 (3)	1,042,779	418,360 (6)	1,794,764
	117,564	352,690 (2)	2.63	6/11/2030	313,770 (4)	1,346,073	218,141 (7)	935,825
					163,606 (5)	701,870

Michael A. Rossi	27,960	83,882 (8)	$1.78	7/18/2029	32,320 (5)	138,653	47,752 (9)	204,856
	23,224	69,672 (2)	2.63	6/11/2030			43,093 (7)	184,869

Kenneth Olson	9,259	27,778 (10)	$2.95	11/1/2029	27,566 (5)	118,258	10,057 (11)	43,145
	19,809	59,426 (2)	2.63	6/11/2030			36,755 (7)	157,679

____________________

(1)	Based on a closing stock price of $4.29 per share on December 31, 2020.

(2)	The option was granted on June 11, 2020 and, assuming continued employment with the Company, the unvested options become exercisable in equal installments on December 31 of each of 2021, 2022 and 2023.

(3)	These RSUs were granted on July 8, 2019 and, assuming continued employment with the Company, the unvested shares vest in full on July 8, 2021.

(4)	These RSUs were granted on July 8, 2019 and, assuming continued employment with the Company, the unvested shares vest in equal installments on January 1 of each of 2021, 2022 and 2023.

(5)	These RSUs were granted on June 11, 2020 and, assuming continued employment with the Company, the unvested shares vest in equal installments on December 31 of each of 2021, 2022 and 2023.

(6)	These market condition RSUs were granted on July 8, 2019 with performance-based vesting conditions. The RSUs vest in three equal installments on July 8, 2020, July 8, 2021 and July 8, 2022, and are linked to the achievement of a relative total shareholder return of the Company’s Common Stock from July 8, 2019 to the earlier of July 8, 2020 or upon a change of control (measured relative to the Nasdaq Biotechnology index and based on the 20-day trading average price before each such date, or for a change of control, the per share purchase price in such change of control). The maximum number of RSUs was earned on July 8, 2020 and an additional 209,179 shares were added to the award.

(7)	These market condition RSUs were granted on June 11, 2020 with performance-based vesting conditions. The RSUs vest in three equal installments on June 11, 2021, June 11, 2022 and June 11, 2023, and are linked to the achievement of a relative total shareholder return of the Company’s Common Stock from June 11, 2020 to the earlier of June 11, 2021 or upon a change of control (measured relative to the Nasdaq Biotechnology index and based on the 20-day trading average price before each such date, or for a change of control, the per share purchase price in such change of control). The target number of these RSUs that may be earned is noted in the table above; the maximum amount is 150% of the numbers reported.

(8)	The option was granted on July 18, 2019 and, assuming continued employment with the Company, the unvested options become exercisable in equal installments on July 18 of each of 2021, 2022 and 2023.

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(9)	These market condition RSUs were granted on July 18, 2019 with performance-based vesting conditions. The RSUs vest in three equal installments on July 18, 2020, July 18, 2021 and July 18, 2022, and are linked to the achievement of a relative total shareholder return of the Company’s Common Stock from July 18, 2019 to the earlier of July 18, 2020 or upon a change of control (measured relative to the Nasdaq Biotechnology index and based on the 20-day trading average price before each such date, or for a change of control, the per share purchase price in such change of control). The maximum number of RSUs was earned on July 18, 2020 and an additional 23,876 shares were added to the award.

(10)	The option was granted on November 1, 2019 and, assuming continued employment with the Company, the unvested options become exercisable in equal installments on November 1 of each of 2021, 2022 and 2023.

(11)	These market condition RSUs were granted on November 1, 2019 with performance-based vesting conditions. The RSUs vest in three equal installments on November 1, 2020, November 1, 2021 and November 1, 2022, and are linked to the achievement of a relative total shareholder return of the Company’s Common Stock from November 1, 2019 to the earlier of November 1, 2020 or upon a change of control (measured relative to the Nasdaq Biotechnology index and based on the 20-day trading average price before each such date, or for a change of control, the per share purchase price in such change of control). The performance factor on November 1, 2020 was 89% and 1,863 shares were forfeited from the award.

Potential Payments upon Termination or Change-in-Control

Termination Arrangements with Current Named Executive Officers

The employment agreements with Mr. Green and Mr. Rossi also require the Company to provide certain payments and benefits in the event of a termination of the executive’s employment by us without cause, by the executive for good reason, upon death or disability or in relation to a change-in-control. The events constituting cause, good reason and a change-in-control are specified in the respective agreement. Such benefits include, without limitation, accrued and unpaid base salary to the date of termination, accrued and unused vacation, and if to the extent required by law, any bonuses or other compensation actually earned for periods ended prior to the termination event. These employment agreements also provide change-in-control benefits, and have customary best net/modified economic cutback provisions in relation to Section 280G of the Internal Revenue Code. In some instances, the executive’s receipt of such payments and other benefits in connection with such a termination is subject to the executive signing a general release of claims, as provided in the respective employment agreement.

With respect to termination due to death or disability, all equity awards of the named executive officers shall accelerate and fully vest and we shall also pay a cash lump sum equal to the value of COBRA premiums for a period of twelve (12) months following the termination that may be used by the executive or his spouse and dependents, as applicable, to pay for health insurance coverage that is substantially similar to the coverage executive and his eligible dependents received prior to the termination.

In the case of a termination by the executive for good reason, or by us without cause, and subject to the terms of the agreement, (i) we shall pay the executive an amount equal to eighteen (18) months for Mr. Green, and twelve (12) months for Mr. Rossi of his respective base salary rate in equal installments over the period of one year from the date of termination in accordance with our payroll procedures and (ii) any stock options or other stock based grants which would otherwise vest within 12 months of the date of termination shall become fully vested or non-forfeitable (provided that with respect to Mr. Green, as to the time-based RSUs granted in connection with his hiring, such period shall be 24 months, and with respect to the market condition RSUs granted in connection with his hiring, the performance period would be measured as to the period from grant through the termination event). Further, following any such termination, we shall reasonably determine what annual bonus the executive would have received had he remained employed throughout the fiscal year in which the termination occurs, and if any such annual bonus would have been earned, we shall pay the executive a pro rata portion of such determined annual bonus by a lump-sum cash payment. In addition, following the termination we shall also pay a cash lump sum equal to the value of COBRA premiums for a period of eighteen (18) months for Mr. Green, and twelve (12) months for Mr. Rossi, following the termination that may be used by the respective executive to pay for health insurance coverage that is substantially similar to the coverage executive and his eligible dependents received prior to the termination.

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In the event that the executive is terminated within three months prior to, or twelve months after, a change in control (as described in his employment agreement), we shall pay the executive a single lump sum in cash equal to twenty-four (24) months as to Mr. Green, and eighteen (18) months as to Mr. Rossi, of his respective base salary, and all stock options and other stock-based awards granted to the executive shall immediately accelerate and become exercisable or non-forfeitable as of the date of the change in control (and as to Mr. Green, with respect to the market condition RSUs granted in connection with his hiring, the performance period would be measured as to the period from grant through the change of control event). In addition, following such termination we shall also pay a cash lump sum equal to the value of COBRA premiums for a period of twenty four (24) months for Mr. Green, and eighteen (18) months for Mr. Rossi, following the termination that may be used by the respective executive to pay for health insurance coverage that is substantially similar to the coverage executive and his eligible dependents received prior to the termination.

We believe that it is fair to provide for accelerated vesting because equity grants generally provide a high proportion of the total compensation of our executive officers. Very often, senior management lose their jobs in connection with a change-in-control. By agreeing up front to protect these executive officers from losing their equity in the event of a change-in-control, we believe we can reinforce and encourage the continued attention and dedication of our executive officers to their assigned duties without distraction in the face of an actual or threatened change-in-control. This protection also aligns the interests of such executive officers with that of our stockholders.

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Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information regarding the beneficial ownership of our outstanding Common Stock as of March 24, 2021 by: (i) all persons known by us to own beneficially more than 5% of our Common Stock; (ii) each of our Directors and nominees for Director; (iii) each of the named executive officers; and (iv) all of our Directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 24, 2021 through the exercise of any warrant, stock option or other right. The inclusion in this proxy statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options currently exercisable, or exercisable within 60 days after March 24, 2021, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner (1)	Shares	Percent (2)
Greater than 5% Holders
BlackRock, Inc.	2,953,905	7.4	%(3)
55 East 52nd Street
New York, NY 10055

Chane Graziano	2,546,107	6.4	%(4)
23610 Peppermill Court
Bonita Springs, FL 34134

Dimensional Fund Advisors, LP	2,026,991	5.1	%(5)
6300 Bee Cave Road, Building One
Austin, TX 78746

Non-Employee Directors (1)
Bertrand Loy	380,217	*	(6)
John F. Kennedy	350,503	*	(7)
Katherine Eade	260,065	*	(8)
Thomas Loewald	243,425	*	(8)
Alan Edrick	137,609	*	(9)
Susan Steele	79,934	*	(10)

Named Executive Officers (1)
James Green	823,610	2.1	%(11)
Michael A. Rossi	75,296	*	(12)
Kenneth Olson	45,730	*	(13)
All Executive Officers and Directors, as a group (9 persons)	2,396,389	5.9	%(14)

____________________

*	Represents beneficial ownership of less than one percent (1%) of our outstanding Common Stock.

(1)	The address for all non-employee directors and named executive officers is c/o Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

(2)	Based on 39,927,257 shares outstanding on March 24, 2021 together with the applicable options and restricted stock units for each stockholder.

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(3)	This information is based solely upon a Schedule 13G filed by BlackRock, Inc. with the Securities and Exchange Commission on February 2, 2021, reporting sole voting power over 2,918,193 shares and sole dispositive power over 2,953,905 shares.

(4)	This information is based solely upon a Schedule 13G/A filed by Chane Graziano with the SEC on May 13, 2019, reporting sole voting power over 2,546,107 shares and sole dispositive power over 2,546,107 shares.

(5)	This information is based solely upon a Schedule 13G/A filed by Dimensional Fund Advisors, LP with the Securities and Exchange Commission on February 12, 2021, reporting sole voting power over 1,906,529 shares and sole dispositive power over 2,026,991 shares.

(6)	Includes options to acquire 55,300 shares that are exercisable within 60 days after March 24, 2021, as well as 28,100 restricted stock units that will fully vest within 60 days after March 24, 2021.

(7)	Includes options to acquire 37,059 shares that are exercisable within 60 days after March 24, 2021, as well as 28,100 restricted stock units that will fully vest within 60 days after March 24, 2021.

(8)	Includes options to acquire 87,600 shares that are exercisable within 60 days after March 24, 2021, as well as 28,100 restricted stock units that will fully vest within 60 days after March 24, 2021.

(9)	Includes options to acquire 33,934 shares that are exercisable within 60 days after March 24, 2021, as well as 28,100 restricted stock units that will fully vest within 60 days after March 24, 2021.

(10)	Includes options to acquire 38,634 shares that are exercisable within 60 days after March 24, 2021, as well as 28,100 restricted stock units that will fully vest within 60 days after March 24, 2021.

(11)	Includes options to acquire 177,564 shares that are exercisable within 60 days after March 24, 2021.

(12)	Includes options to acquire 51,184 shares that are exercisable within 60 days after March 24, 2021.

(13)	Includes options to acquire 29,068 shares that are exercisable within 60 days after March 24, 2021.

(14) Includes options to acquire 597,943 shares that are exercisable within 60 days after March 24, 2021.

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2020 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, And Rights	Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	5,010,831	$3.51	3,168,058
Equity compensation plans not approved by security holders	—	$0.00	—
Total	5,010,831		3,168,058

____________________

(1)	Consists of the Harvard Bioscience, Inc. Fourth Amended and Restated 2000 Stock Option and Incentive Plan (the “Prior Plan”) and the Harvard Bioscience, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”). Number of securities in column (a) for plans approved by security holders consists of 2,637,339 outstanding stock options and 2,373,492 RSUs.

(2)	Represents 2,975,717 shares available for future issuance under the Prior Plan and 192,341 shares available for future issuance under the ESPP.

Transactions With Related Persons

The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission. Pursuant to the Audit Committee charter, the Audit Committee reviews these related person transactions on an ongoing basis and the approval of the Audit Committee is required for all such transactions. The Audit Committee relies on management to identify related person transactions and bring them to the attention of the Audit Committee.

Aside from the indemnification agreements we have entered into with each of our Directors, each of which provides that we will indemnify our Directors for expenses incurred because of their status as a Director to the fullest extent permitted by Delaware law, our certificate of incorporation and our by-laws, during the 2020 fiscal year, we were not a participant in any related person transactions that required disclosure under this heading.

Delinquent Section 16(A) Reports

Our executive officers, Directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2020, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, other than (i) Mr. Loy, who had one late filing reporting his forfeiture of certain restricted stock units as a result of a committee change, and (ii) Mr. Kennedy, who had one late filing reporting his forfeiture of certain restricted stock units as a result of a committee change.

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Stockholder Communications With The Board Of Directors

Stockholders and other interested parties wishing to communicate with the Board of Directors may do so by sending a written communication to any Director at the following address: Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746. The mailing envelope should contain a notation indicating that the enclosed letter is a “Board Communication.” All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. Our Secretary or his or her designee will make a copy of any such communication so received and promptly forward it to the Director or Directors to whom it is addressed.

Independent Registered Public Accounting Firm

The following table presents fees for professional services provided by Grant Thornton LLP for the audits of the Company’s annual consolidated financial statements for the last two fiscal years, in each of the following categories is as set forth in the table below.

	2020	2019
Audit Fees (1)	$1,026,037	$1,246,414
Audit-Related Fees	—	—
Tax Fees (2)	34,353	204,161
Other (3)	—	—
Total Fees	$1,060,390	$1,450,574

____________________

(1)	Audit Fees included fees billed or expected to be billed for professional services associated with the annual audit of our consolidated financial statements and internal controls over financial reporting and the reviews of our quarterly reports on Form 10-Q, and fees related to the registration statement on Form S-8.

(2)	Tax Fees included domestic and international tax compliance, tax advice and tax planning.

(3)	Grant Thornton LLP did not provide any “other services” during the period.

All of the services performed in the year ended December 31, 2020 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The Audit Committee’s authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee has delegated this pre-approval authority to its Chairman for non-audit services. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

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Proposal 2
Ratification Of Appointment Of Independent Registered Public
Accounting Firm

The Audit Committee of the Board of Directors has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Grant Thornton LLP has served as our independent registered public accounting firm since 2017. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm. To execute this responsibility, the Audit Committee annually evaluates the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Although ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board is submitting the appointment of Grant Thornton LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of Grant Thornton LLP, the Audit Committee will reconsider the appointment of Grant Thornton LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of Grant Thornton LLP is expected to be present virtually at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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Proposal 3
Adoption and approval Of The Harvard Bioscience, Inc. 2021 Incentive Plan

The Board of Directors has adopted and is seeking stockholder approval of the Harvard Bioscience, Inc. 2021 Incentive Plan (the “2021 Incentive Plan”), including the authority to issue approximately 4.2 million shares of common stock (subject to adjustment for stock splits, stock dividends, and similar events) under the 2021 Incentive Plan. The Board is proposing a new plan rather than simply amending its existing Fourth Amended and Restated 2000 Stock Option and Incentive Plan (the “Prior Plan”) because recent changes in tax laws make certain of the provisions in the Prior Plan (including those related to Section 162(m) of the Code) unnecessary with respect to prospective awards. The Board adopted the 2021 Incentive Plan on April 6, 2021, subject to stockholder approval of the 2021 Incentive Plan at the Annual Meeting. Awards will not be made under the 2021 Incentive Plan until stockholder approval is obtained for the 2021 Incentive Plan.

The Board believes that an adequate reserve of shares available for issuance is necessary to enable the Company to attract, motivate, and retain key employees, directors, advisors to and consultants of the Company, its affiliates and/or its subsidiaries through the use of competitive incentives that are tied to stockholder value and other factors. For this purpose, subject to the approval of stockholders, the Board adopted the 2021 Incentive Plan based in part on a belief that the number of shares currently available under the Company’s existing equity incentive plan does not allow for sufficient authority and flexibility to adequately provide for future incentives. If our stockholders do not approve the 2021 Incentive Plan, there are insufficient shares available under the Company’s existing equity incentive plans to make grants to new and continuing employees and non-employee directors. In that event, the Compensation Committee would be required to revise its compensation philosophy and create other non-equity related compensation programs to attract, retain and compensate executives, non-employee directors and other key employees. The 2021 Incentive Plan will become effective on the date it is approved by the Company’s stockholders (the “Effective Date”). Upon stockholder approval, this 2021 Incentive Plan will be the only long-term incentive plan under which equity compensation may then be awarded to our employees, consultants, and members of the Board. Awards currently outstanding under the Prior Plan will remain outstanding under such plans in accordance with their terms.

Vote Required

The proposal to approve the 2021 Incentive Plan will be approved upon the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions and broker non-votes are not included in the number of votes cast for and against a matter and therefore have no effect on the vote on such matter.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION AND APPROVAL OF THE HARVARD BIOSCIENCE, INC. 2021 INCENTIVE PLAN.

Summary of the proposed 2021 Incentive Plan

The following is a summary of the material terms of the 2021 Incentive Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the Form of 2021 Incentive Plan attached to this Proxy Statement as Annex A, which assumes that this Proposal 3 is approved.

Purpose

The 2021 Incentive Plan allows the Company to provide employees, consultants and all members of the Board who are selected to receive awards under the 2021 Incentive Plan the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company and aligning their interests with those of our shareholders.

Proposed Share Reserve

On the Effective Date, a total of (i) 2,200,000 shares of common stock plus (ii) the number of shares available for grant under the Prior Plan as of the Effective Date, will be available for issuance pursuant to awards granted under the 2021 Incentive Plan.

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Impact on Dilution and Fully-Diluted Overhang

Our Board recognizes the impact of dilution on our shareholders and has evaluated this share request carefully in the context of the need to motivate, retain and ensure that our leadership team is focused on our strategic and long-term growth priorities.

The following table sets forth certain information as of March 24, 2021, unless otherwise noted, with respect to the Company’s equity compensation plans:

Stock Options/SARs Outstanding	1,852,861
Weighted-Average Exercise Price of Outstanding Stock Options/SARs	$3.14
Weighted-Average Remaining Term of Outstanding Stock Options/SARs	6.2 years
Total Stock-Settled Full-Value Awards Outstanding	3,053,174
Remaining shares available for grant under the Prior Plan*	1,964,046
Additional shares being requested under the 2021 Incentive Plan	2,200,000
Basic common shares outstanding as of the record date (March 24, 2021)	39,927,257

* The actual number of shares to be rolled-over into the 2021 Incentive Plan will be equal to the actual number of shares which remain available for grant under the Prior Plan as of the Effective Date of the 2021 Incentive Plan. Upon stockholder approval of the 2021 Incentive Plan, no further awards will be made under the Prior Plan.

Our Board believes that the number of shares of common stock that would be available for issuance under the 2021 Incentive Plan represents a reasonable amount of potential equity dilution given our strategic and long-term growth priorities.

Expected Duration of the Share Reserve

If this proposal is approved by our shareholders, we expect that the share reserve under the 2021 Incentive Plan will be sufficient for awards for at least two to four years. Expectations regarding future share usage could be impacted by a number of factors, such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the 2021 Incentive Plan’s reserve upon the awards’ expiration, forfeiture or cash settlement; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

Burn Rate

The following table sets forth information regarding our equity awards granted and performance-based equity awards earned over each of the last three fiscal years:

	2020	2019	2018
Stock options granted	894,154	943,424	104,585
Restricted stock units granted and stock-settled performance units earned	1,267,691	1,656,498	708,793
Total awards granted (1)	2,161,845	2,599,922	813,378
Weighted-average basic common shares outstanding	38,640,284	37,813,580	36,453,126
Annual burn rate	5.59%	6.88%	2.23%

____________________

(1)	With respect to performance-based RSUs in the table above, we calculate the share usage rate based on the applicable number of shares earned each year. For reference, the performance-based RSUs granted during the foregoing 3-year period were as follows: 332,622 shares in 2020, 605,005 shares in 2019 and 156,944 shares in 2018.

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Key Provisions

The following is a summary of the key provisions of the 2021 Incentive Plan:

Plan Termination Date:	Ten years from the Effective Date

Eligible Participants:	Employees, officers, directors, consultants and advisors (except that only employees are eligible for Incentive Stock Options)

Shares Authorized:	The sum of (i) 2,200,000 shares plus (ii) the number of shares available for grant under the Prior Plan as of the Effective Date, subject to certain adjustments as set forth in the 2021 Incentive Plan

Award Types:

(1) Incentive Stock Options

(2) Non-qualified Stock Options

(3) Restricted Stock

(4) Stock Appreciation Rights

(5) Performance Bonus Awards

(6) Deferred Stock

(7) Restricted Stock Units

(8) Dividend Equivalents

(9) Performance Stock Units

(10) Performance Share Awards

(11) Other Stock-Based Awards

Vesting:	Determined by the Compensation Committee. Subject to the acceleration of vesting in certain circumstances as permitted under the terms of the 2021 Incentive Plan, each award under the 2021 Incentive Plan will have a minimum vesting period of one year, except under certain limited circumstances and with permitted exceptions up to 5% of the share reserve.

Not Permitted:

No discount stock options or stock appreciation rights

No “liberal share recycling” of options or stock appreciation rights

No payment of dividends or dividend equivalents on unvested awards

No repricing of stock options and amendments that under the Internal Revenue Code (the “Code”) or Nasdaq rules require stockholder approval

No “evergreen” share increases or automatic “reload” awards

Incentive Stock Option Limit:	No more than 2,000,000 shares may be issued pursuant to incentive stock options

Limitation on Number of Shares Granted to Non-Employee Directors:	The sum of the grant date fair market value of equity-based awards and the amount of any cash-based awards granted to a non-employee director during any calendar year, under the 2021 Incentive Plan, may not exceed $500,000

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Awards under the 2021 Incentive Plan

Stock Options. The 2021 Incentive Plan permits the Compensation Committee to issue incentive stock options and non-qualified stock options to participants, which directly link their financial success to that of the Company’s stockholders. The Compensation Committee shall determine the number of shares subject to options and all other terms and conditions of the options, including vesting requirements. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Company’s common stock on the date of the stock option’s grant, nor may any option have a term of more than ten years. Except for adjustments based on changes in the corporate structure or as otherwise provided in the 2021 Incentive Plan, the terms of an option may not be amended to reduce the exercise price nor may options be canceled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options.

Additionally, in the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than one hundred and ten percent (110%) of fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five (5) years from the date of grant.

As of March 24, 2021, the fair market value of a share of our common stock was $5.50.

Stock Appreciation Rights. The 2021 Incentive Plan permits the Compensation Committee to issue stock appreciation rights (“SARs”), either free-standing or in tandem with stock options. The Compensation Committee shall determine the number of SARs to be granted and other terms and conditions of the SARs. In no event, however, may the exercise of a SAR be less than 100% of the fair market value of the Company’s common stock on the date of grant, and the terms shall not exceed ten years. SARs may be settled in cash, stock, or a combination of both.

Restricted Stock and Restricted Stock Units. The 2021 Incentive Plan permits the Compensation Committee to grant restricted stock awards. Each share of restricted stock shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Compensation Committee deems appropriate, including, but not by way of limitation, restrictions on transferability and continued employment. Holders of shares of restricted stock may vote the shares and receive dividends on such shares. Notwithstanding the foregoing, with respect to a share of restricted stock, dividends shall only be paid out to the extent that the share of restricted stock vests. The vesting period for restricted stock shall be determined by the Compensation Committee, which may accelerate the vesting of any such award. The Compensation Committee may also grant restricted stock units, which have substantially the same terms as restricted stock, except that units have no voting rights, and unless otherwise determined by the Compensation Committee, will not receive dividends or dividend equivalents (which in an event shall only be paid out to the extent that the restricted stock units vest). The Compensation Committee may also grant unrestricted stock under this provision.

Performance Shares and Performance Stock Units. The 2021 Incentive Plan permits the Compensation Committee to issue “performance shares” and “performance stock units.” These are contingent incentive awards that are converted into stock and/or cash and paid out to the participant only if specific performance goals are achieved over performance periods, as set by the Compensation Committee. If the performance goals are not achieved, the awards are canceled or reduced. Performance shares are each equivalent in value to a share of common stock (payable in cash and/or stock), while performance stock units are equal to a specific amount of cash.

Stock Payments and Other Stock-Based Awards. The 2021 Incentive Plan also permits the Compensation Committee to grant awards of deferred stock, dividend equivalents, other stock-based awards, and performance bonus awards as provided in the 2021 Incentive Plan.

Eligible for Participation. Persons eligible to participate in the 2021 Incentive Plan include employees, directors, consultants and advisors, as determined by the Compensation Committee. Approximately 459 employees and 4 nonemployee directors currently are eligible to participate in the 2021 Incentive Plan.

Available Shares. The 2021 Incentive Plan authorizes the issuance of an aggregate number of shares of common stock equal to the sum of (i) 2,200,000 shares plus (ii) the number of shares available for grant under the Prior Plan as of the Effective Date, subject to certain adjustments as set forth in the 2021 Incentive Plan. Upon the effectiveness of the 2021 Incentive Plan, no further awards shall be granted under the Prior Plan.

If an outstanding award under the 2021 Incentive Plan or the Prior Plan expires or is terminated or canceled for any reason without having been exercised or settled in full, or if shares acquired pursuant to an award subject to forfeiture are forfeited under the 2021 Incentive Plan or the Prior Plan, the shares allocable to the terminated portion of such award or such forfeited shares shall again be available for issuance under the 2021 Incentive Plan. Shares shall not be deemed to have been issued pursuant to the 2021 Incentive Plan with respect to any portion of an award that is settled in cash. In the event that withholding tax liabilities arising from a full-value award (i.e., an award other than an option or stock appreciation right) or, after the Effective Date, arising from a full-value award under the Prior Plan, are satisfied by the delivery or withholding of shares, the shares so tendered or withheld shall be added to the 2021 Incentive Plan’s reserve.

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Notwithstanding anything to the contrary, the following shares shall not again be made available for issuance or delivery under the 2021 Incentive Plan: (i) shares tendered in payment of an option; (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to an option or stock appreciation right; (iii) shares covered by a stock-settled stock appreciation right that were not issued upon the settlement of the stock appreciation right; or (iv) shares purchased on the open market with option proceeds.

In the event of merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, share combination, stock split, stock dividend, an extraordinary cash distribution on stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company, as described in the 2021 Incentive Plan, affecting the shares that may be issued under the 2021 Incentive Plan, an adjustment shall be made in the number and class of shares which may be delivered under the 2021 Incentive Plan (including but not limited to individual grant limits). Upon termination of the 2021 Incentive Plan, no further awards may be issued under the 2021 Incentive Plan.

Minimum Vesting. Subject to the acceleration of vesting in certain circumstances as permitted under the terms of the 2021 Incentive Plan, each award under the 2021 Incentive Plan will have a minimum vesting period of one year, except that awards to non-employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting shall not be subject to such minimum vesting requirements, and the Compensation Committee may determine in its discretion that up to 5% of the shares of common stock which may be issued under the 2021 Incentive Plan may be granted free of such minimum vesting provisions.

Dividends and Dividend Equivalents. With respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) shall either (a) not be paid or credited with respect to such award or (b) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times such vesting requirement(s) are satisfied. A participant holding an option or stock appreciation right is not eligible to receive dividends or dividend equivalents.

Clawback. Awards under the 2021 Incentive Plan and any shares issued pursuant to awards under the 2021 Incentive Plan shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or if the Company or its subsidiaries terminate a grantee’s service relationship due to the grantee’s gross negligence or willful misconduct, or determine there are grounds for such a termination (whether or not such actions also constitute “cause” under an award agreement), any awards under the 2021 Incentive Plan, whether or not vested, as well as any shares of stock issued pursuant to awards under the 2021 Incentive Plan shall be subject to forfeiture, recovery and “clawback.” In addition, the 2021 Incentive Plan provides that if the Company is required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements of the securities laws, in certain cases the Compensation Committee may require the repayment of amounts paid under the 2021 Incentive Plan in excess of what the employee would have received under the accounting restatement.

Performance Awards. Subject to the general purposes, terms and conditions of the 2021 Incentive Plan and applicable law, and under the direction of the Board, the Compensation Committee shall have complete control over the administration of the 2021 Incentive Plan and shall have full authority to grant awards and determine who shall receive awards, when such awards shall be granted and the terms and conditions of such awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an award on the achievement of performance goals. Such performance goals shall be based on the attainment of specified levels of one or more of the following: (i) earnings per share; (ii) sales; (iii) operating income; (iv) gross income; (v) basic or adjusted net income (before or after taxes); (vi) cash flow; (vii) gross profit; (viii) gross or operating margin; (ix) working capital; (x) earnings before interest and taxes; (xi) earnings before interest, tax, depreciation and amortization; (xii) return measures, including return on invested capital, sales, assets, or equity; (xiii) revenues; (xiv) market share; (xv) the price or increase in price of common stock; (xvi) total shareholder return; (xvii) economic value created or added; (xviii) expense reduction; (xix) implementation or completion of critical projects, including acquisitions, divestitures, and other strategic objectives, including market penetration and product development; or (xx) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company; and any other metric that may be determined by the Committee. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.

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Other Information. The 2021 Incentive Plan may be amended in whole or in part by the Board or the Compensation Committee with the approval of the Board and in certain circumstances with stockholder approval. Unless the Compensation Committee provides otherwise in advance of the grant, in the event of a Change in Control (as defined in the 2021 Incentive Plan), if the employee is terminated other than for “cause” within one year of a Change in Control, options and restricted stock (including restricted stock units) shall vest.

Tax Aspects Under the Code

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the 2021 Incentive Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the 2021 Incentive Plan or tax consequences based on particular circumstances. The exact federal income tax treatment of transactions under the 2021 Incentive Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Incentive Stock Options. Incentive stock options under the 2021 Incentive Plan are intended to be eligible for the favorable tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will recognize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain (or any loss) upon the disqualifying disposition will be a capital gain (or loss), which will be long-term or short-term depending on whether the stock was held for more than one (1) year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs, subject to Section 162(m) of the Code.

Non-qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock. Non-qualified stock options, restricted stock awards, restricted stock units and deferred stock granted under the 2021 Incentive Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or the Company by reason of the grant of a non-qualified stock option. Upon exercise of the option, the participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the exercise date over the exercise price. If the stock received pursuant to the exercise is subject to further vesting requirements, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock.

There are no tax consequences to the participant or the Company by reason of the grant of restricted stock, restricted stock units or deferred stock awards. The participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value over the purchase price, if any, when such award vests. Under certain circumstances, the participant may be permitted to elect under Section 83(b) of the Code to be taxed on the grant date.

With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. The Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant, subject to Section 162(m) of the Code.

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Upon disposition of the stock, the participant will generally recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock (if any) plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income, subject to Section 162(m) of the Code.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, subject to Section 162(m) of the Code.

Stock Payments and Other Stock-Based Awards. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount, subject to Section 162(m) of the Code.

Section 409A of the Code. Most of the awards under the 2021 Incentive Plan are exempt from Section 409A of the Code. To the extent that any award hereunder could be subject to Section 409A of the Code, it will be structured to comply with Section 409A of the Code.

Section 162(m) of the Code. The Tax Reform and Jobs Act of 2017 (the “Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Section 162(m) of the Code for tax years commencing after December 31, 2017. Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016 (i.e., a “covered employee”). For 2017 and prior taxable years, an exception to this deduction limit applied to “performance-based compensation,” such as stock options and other equity awards that satisfied certain criteria. Under the Tax Act, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. The Board of Directors and the committee intend to consider the potential impact of Section 162(m) on grants made under the 2021 Incentive Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m). The adoption of the 2021 Incentive Plan is not intended to affect the grandfathered status of awards previously granted under the Company’s existing equity incentive plans that were intended to qualify as “performance-based compensation” under Section 162(m).

New Plan Benefits

No awards have been granted under the 2021 Incentive Plan, and it is not possible to determine specific amounts that may be awarded in the future under the 2021 Incentive Plan because grants of awards under the 2021 Incentive Plan are at the discretion of the Compensation Committee.

Please see the Summary Compensation Table and Outstanding Equity awards at Fiscal Year-End Table for information with respect to prior awards granted to our individual named executive officers under the Prior Plan. Please see the 2020 Director Compensation Table for awards granted to our non-employee directors under the Prior Plan.

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Proposal 4
Advisory Vote On The Compensation Of
Our Named Executive Officers

Background

The SEC adopted final rules on January 26, 2011 to implement Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requiring public companies to provide stockholders with periodic advisory votes on executive compensation (“Say-on-Pay Proposal”). Accordingly, we are seeking an advisory vote from our stockholders to approve our named executive officer compensation, as set forth below. The Board of Directors welcomes our stockholders’ views on this subject, and will carefully consider the outcome of this vote consistent with the best interests of all stockholders. As an advisory vote, however, the outcome is not binding on us or the Board of Directors. Consistent with the preference of our stockholders as determined by the last vote to approve the frequency of our Say-on-Pay Proposal, we intend to conduct a Say-on-Pay Proposal annually.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain high performing and experienced executives; motivate and reward executives whose knowledge, skills and performance are critical to our success; align the interests of our executives and stockholders by motivating executives to increase stockholder value and rewarding executives when stockholder value increases; foster a shared commitment among executives by coordinating their goals; and motivate our executives to manage our business to meet our short and long-term objectives, and reward them for meeting these objectives. The elements of executive compensation include base salary, annual cash incentive bonuses, employment agreements, long-term equity incentive compensation and broad-based benefits programs. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2019 compensation of our named executive officers. Specifically, we are seeking a vote on the following resolution:

RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Submission Of Stockholder Proposals For The 2022 Annual Meeting

In order to be considered for inclusion in our proxy statement and form of proxy for our 2022 annual meeting, stockholder proposals intended to be presented at our 2022 annual meeting of stockholders must be received by us on or before December 9, 2021 and otherwise comply with the requirements set forth in Rule 14a-8 under the Exchange Act. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

To the extent a stockholder of record wishes to have a stockholder proposal or Director nomination considered at an annual meeting even though such proposal is not included in our proxy statement, our Bylaws provide that such stockholder of record must provide written notice of such proposal or nomination and appropriate supporting documentation, as set forth in the Bylaws, to our Secretary at our principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. For the 2022 annual meeting of stockholders, such proposal or nomination must be received no earlier than January 18, 2022 and no later than February 17, 2022.

Multiple Stockholders Sharing The Same Address

Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746-1371 or by telephone at 508-893-8066 or by e-mail at info@harvardbioscience.com. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

Other Matters

The Board of Directors does not know of any matters, other than those described in this proxy statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO HARVARD BIOSCIENCE, INC., 84 OCTOBER HILL ROAD, HOLLISTON, MASSACHUSETTS 01746-1371. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

39

Annex A

Harvard Bioscience, Inc.

2021 Incentive Plan

Article 1

Establishment and Purpose

1.1                Establishment of the Plan. Harvard Bioscience, Inc., a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan (as amended from time to time, the “Plan”), as set forth in this document.

1.2                Purpose of the Plan. The purposes of the Plan are to (a) enable the Company and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of shareholders of the Company; and (c) promote the success of the Company’s business.

1.3                Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

1.4                Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

2.1                “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question, including any subsidiary. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. As used herein, the term “subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest.

2.2                “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3                “Award” means, individually or collectively, a grant or award under this Plan of Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards, Other Stock-Based Awards, Dividend Equivalent Awards and Performance Bonus Awards, in each case subject to the terms of the Plan.

2.4                “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

2.5                “Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act.

2.6                “Board” or “Board of Directors” means the Company’s Board of Directors.

2.7                “Cause” means, except as otherwise defined in an Award Agreement, a Participant’s: (a) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers; (b) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (c) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (e) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (d) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (e) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.8                “Change in Control” shall be deemed to have occurred if:

(a)                 any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b)                during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, provided that this does not apply to a Director whose initial assumption of office during the lookback period is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company;

(c)                 the consummation of a merger or consolidation of the Company with any other business entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(d)                the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

(e)                 consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9                “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations issued thereunder.

2.10             “Committee” has the meaning set forth in Section 3.1.

2.11             “Company” has the meaning set forth in Section 1.1.

2.12             “Consultant” means any individual or entity who renders bona fide services to the Company or an Affiliate, other than as an Employee or Director, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.13             “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

2.14             “Director” means a member of the Board.

2.15             “Disability” means, unless otherwise determined by the Committee or determined in the applicable Award Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code. Notwithstanding the above, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.16             “Dividend Equivalent” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.17             “Effective Date” has the meaning set forth in Section 1.3.

2.18             “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate.

2.19             “Employee” means any person employed by the Company, its Affiliates and/or Subsidiaries; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20             “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.21             “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.22             “Fair Market Value” or “FMV” means, as of any date, unless otherwise determined by the Committee or determined in an applicable Award Agreement, the value of Stock determined as follows:

(a)                 If the Stock is listed on one or more established stock exchanges or national market systems, including without limitation, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)                If the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)                 In the absence of an established market for the Stock of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares (by a qualified valuation expert); or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

2.23             “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

2.24             “Insider” means an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.25             “Non-Employee Director” means a member of the Board who is not an Employee of the Company.

2.26             “Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

2.27             “Option” means the right to purchase Stock granted to a Participant in accordance with Article 6. Options granted under the Plan may be Non-Qualified Stock Options, Incentive Stock Options or a combination thereof.

2.28             “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 9.

2.29             “Participant” means an Eligible Person to whom an Award is granted under the Plan or, if applicable, such other person who holds an outstanding Award.

2.30             “Performance Goal” means any goals established by the Committee pursuant to an Award, which may be based on the attainment of specified levels of one or more of the following: (i) earnings per share; (ii) sales; (iii) operating income; (iv) gross income; (v) basic or adjusted net income (before or after taxes); (vi) cash flow; (vii) gross profit; (viii) gross or operating margin; (ix) working capital; (x) earnings before interest and taxes; (xi) earnings before interest, tax, depreciation and amortization; (xii) return measures, including return on invested capital, sales, assets, or equity; (xiii) revenues; (xiv) market share; (xv) the price or increase in price of Stock; (xvi) total shareholder return; (xvii) economic value created or added; (xviii) expense reduction; (xix) implementation or completion of critical projects, including acquisitions, divestitures, and other strategic objectives, including market penetration and product development; (xx) specified objectives with regard to limiting the level of increase in all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company; or (xxi) any other metric that may be determined by the Committee. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j), unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to common stock, (m) any business interruption event (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results. The Committee may adjust upwards or downwards the amount payable pursuant to such performance-based Award, and the Committee shall certify the amount of any such Award for the applicable performance period before payment is made.

2.31             “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, Performance Stock Units and Performance Shares.

2.32             “Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.

2.33             “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or to any other transferee specifically approved by the Committee after taking into account Applicable Law, but excluding any third-party financial institutions.

2.34             “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.35             “Plan” means this Harvard Bioscience, Inc. 2021 Incentive Plan, as it may be amended from time to time.

2.36             “Prior Plan” means the 2000 Stock Option and Incentive Plan.

2.37             “Restricted Stock” means Stock awarded to a Participant pursuant to Article 8 as to which the Restriction Period has not lapsed.

2.38             “Restricted Stock Unit” means an Award granted pursuant to Section 8.9 as to which the Restriction Period has not lapsed.

2.39             “Restriction Period” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.40             “Securities Act” means the Securities Act of 1933, as amended.

2.41             “Share” means a share of Stock of the Company.

2.42             “Stock” means the common stock of the Company, par value $0.01 per share.

2.43             “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive an amount payable in cash or Shares equal to the excess of (a) the Fair Market Value of a specified number of Shares on the date the SAR is exercised over (b) the Fair Market Value of such Shares on the date the SAR was granted as set forth in the applicable Award Agreement.

2.44             “Subsidiary” means any corporation, partnership, venture, unincorporated association or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

2.45             “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 424(d) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

2.46             “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.47             “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3

Administration

3.1                The Committee. Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board (the “Committee”). Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is (a) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and (b) an “independent director” under the rules of the Nasdaq Capital Market (or any similar rule or listing requirement that may be applicable to the Company from time to time); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office or by designation to a Committee, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 3.4. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

3.2                Authority of the Committee. Subject to the general purposes, terms and conditions of this Plan and Applicable Law, and to the direction of the Board, the Committee shall have complete control over the administration of the Plan and shall have full authority to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (i) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), provided, however, that any accelerated vesting is subject to stockholder approval, (ii) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (iii) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (i) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (ii) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (iii) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.

3.3                Committee Decisions Final. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Company, and all other interested persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

3.4                Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Company’s Certificate of Incorporation, Bylaws and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

3.5                Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4

Shares Subject to the Plan

4.1                Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of 2,200,000 shares plus the number of shares available for grant under the Prior Plan as of the Effective Date. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 2,000,000, as adjusted under Sections 4.2 and 4.3. Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury. Upon effectiveness of the Plan, no further awards shall be granted under a Prior Plan.

4.2                Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a)                 If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan. This subsection 4.2(a) shall also apply to awards granted under the Prior Plan, which are outstanding as of the Effective Date.

(b)                Shares shall not be deemed to have been issued pursuant to the Plan (or the Prior Plan) with respect to any portion of an Award that is settled in cash, other than an Option.

(c)                 In the event that withholding tax liabilities arising from a full-value Award (i.e., an award other than an Option or SAR) or, after the Effective Date, arising from a full-value award under the Prior Plan, are satisfied by the delivery or withholding of shares, the shares so tendered or withheld shall be added to the 2021 Incentive Plan’s reserve. Notwithstanding anything to the contrary contained herein, shares subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are (i) shares tendered in payment of an Option; (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or SAR; (iii) shares covered by a stock-settled Stock Appreciation Right that were not issued upon the settlement of the SAR; or (iv) shares purchased on the open market with Option proceeds.

4.3                Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, spin-off, liquidation, Share combination, Stock split, Stock dividend, an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Sections 422 and 424(h)(3) of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and Stock Appreciation Rights and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Stock Appreciation Rights, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The Committee shall also adjust any available share reserve accordingly. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Adjustments under this Section 4.3 shall be consistent with Section 409A of the Code and adjustments pursuant to determination of the Committee shall be conclusive and binding on all Participants under the Plan.

4.4                Limitation on Number of Shares Granted to Non-Employee Directors. The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid during the fiscal year to the Non-Employee Director, in respect of such Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Article 5

Eligibility and Participation

5.1                Eligibility and Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. In addition, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

5.2                Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6

Options

6.1                Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, subject to the limitations set forth in Article 4 and the following terms and conditions:

(a)                 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option, including the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

(b)                Exercise Period. Unless a shorter period is otherwise provided by the Committee at the time of grant, each Option will expire on the tenth (10th) anniversary date of its grant or on the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (x) the exercise of which is prohibited by applicable law or (y) Shares may not be purchased or sold by certain Employees or Directors of the Company due to a “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such Option at the date the initial term would otherwise expire is above the Fair Market Value.

(c)                 Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, the Committee may determine the Exercise Price for a substitute Award, provided such Exercise Price does not violate applicable law (including, but not limited to, Section 409A of the Code).

(d)                Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence.

6.2                Limitations on Incentive Stock Options. In addition to the general requirements of Article 6, the terms of any Incentive Stock Option (“ISO”) granted pursuant to the Plan must comply with the provisions of this Section 6.2.

(a)                 ISO Eligibility. ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). No ISO Award may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date.

(b)                ISO Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the date the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed one hundred thousand dollars ($100,000.00) or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)                 ISO Expiration. An ISO will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i)                  Ten (10) years from the date of grant, unless an earlier time is set in the Award Agreement;

(ii)                Three (3) months after the date of the Participant’s Termination of Employment other than on account of Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2); and

(iii)              One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the applicable laws of descent and distribution.

Any ISO that remains exercisable pursuant to a Participant’s agreement with the Company following Termination of Employment and is unexercised more than one (1) year following Termination of Employment by reason of death or Disability or more than three (3) months following Termination of Employment for any reason other than death or Disability will thereafter be deemed to be a Non-Qualified Stock Option.

(d)                Ten Percent Owners. In the case of an ISO granted to a Ten Percent Owner, such ISO shall be granted at an exercise price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and, unless a shorter period is otherwise provided by the Committee at the time of grant, each ISO will expire on the fifth (5th) anniversary of its grant date.

(e)                 Notification of Disposition. If a Participant disposes of Shares acquired upon exercise of an ISO within two (2) years from the date the Option is granted or within one (1) year after the issuance of such Shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of Shares disposed of, and any other information relating thereto that the Company may reasonably request.

(f)                  Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(g)                Failure to Meet ISO Requirements. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

6.3                Exercise of Options.

(a)                 Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Exercises of Options may be effected only on days and during the hours NASDAQ is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

(b)                An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

6.4                Termination of Employment. Unless otherwise provided by the Committee in the applicable Award Agreement, the following limitations on the exercise of Options shall apply upon Termination of Employment:

(a)                 Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to such Participant which are vested and exercisable as of the effective date of Termination of Employment by reason of death or Disability may be exercised, if at all, no more than one (1) year from such date of Termination of Employment, unless the Options, by their terms, expire earlier. All unvested Options granted to such Participant shall immediately become forfeited.

(b)                Involuntary Termination Without Cause. If a Participant’s Termination of Employment is by involuntary termination without Cause, all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated term of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(c)                 Voluntary Termination. If a Participant’s Termination of Employment is voluntary (other than a voluntary termination described in Section 6.4(d)), all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(d)                Termination for Cause. If the Participant’s Termination of Employment (i) is by the Company for Cause or (ii) is a voluntary Termination (as provided in Subsection (c) above) after the occurrence of an event that would be grounds for Termination of Employment for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(e)                 Other Terms and Conditions. A Participant holding an Option is not eligible to receive dividends or Dividend Equivalents. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall be materially adverse to the Participant.

6.5                Payment. The Committee shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan may be paid and the form of payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company. The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:

(a)                 cash or certified or bank check;

(b)                delivery of Shares owned by the Participant duly endorsed for transfer to the Company, with a Fair Market Value of such Shares delivered on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired;

(c)                 if the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company;

(d)                at any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date; or

(e)                 any combination of the foregoing methods.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

Article 7

Stock Appreciation Rights

7.1                Grant of SARs. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. Each SAR shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, and such other provisions as the Committee shall determine. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be.

7.2                Exercise Price. The exercise price per Share covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted.

7.3                Term. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR (x) the exercise of which is prohibited by applicable law or (y) Shares may not be purchased or sold by certain Employees or Directors of the Company due to a “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the SAR shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such SAR at the date the initial term would otherwise expire is above the Fair Market Value.

7.4                Payment. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

7.5                Other Provisions. Except as the Committee may deem inappropriate or inapplicable in the circumstances, SARs shall be subject to terms and conditions substantially similar to those applicable to Non-Qualified Options as set forth in Article 6, including, but not limited to, the ineligibility to receive dividends or Dividend Equivalents.

Article 8

Restricted Stock Awards

8.1                Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to Eligible Persons in such amounts and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals.

8.2                Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. If certificates representing the Restricted Stock are registered in the name of the Participant, any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. The Committee may require that the stock certificates or book-entry registrations evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

8.3                Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals, as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock and/or restrictions under Applicable Law. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

8.4                Removal of Restrictions. Except as otherwise provided in this Article 8 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to waive all or part of the restrictions and conditions with regard to all or part of the shares held by any Participant at any time.

8.5                Voting Rights, Dividends and Other Distributions. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and, subject to the provisions of this Section 8.5, may receive all dividends and distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Restricted Stock with respect to which they were paid. In addition, with respect to a share of Restricted Stock, dividends shall only be paid out to the extent that the Share of Restricted Stock vests. Any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

8.6                Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

8.7                Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 8.6 herein, subject to Section 10.2, all shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment shall immediately be forfeited and returned to the Company.

8.8                Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file a copy of such election with the Company within thirty (30) days following the date of grant.

8.9                Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest). Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 9

Other Types of Awards

9.1                Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.2                Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3                Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code; provided that, to the extent Shares subject to an Award are subject to vesting conditions, any Dividend Equivalents relating to such Shares shall be subject to the same vesting conditions.

9.4                Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Goals or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5                Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.6                Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

9.7                Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Other Stock-Based Award and Performance Bonus Award shall be set by the Committee in its discretion.

9.8                Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Award and Performance Bonus Award; provided, however, that such price shall not be less than the Fair Market Value of a share of Stock on the date of grant, unless otherwise permitted by Applicable Law.

9.9                Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Awards and Performance Bonus Awards shall only be exercisable or payable while the Participant is an Employee, Consultant or Non-Employee Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award may be exercised or paid subsequent to a Termination of Employment without Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.10             Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.11             Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

Article 10

Change in Control

10.1             Vesting Upon Change in Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 10.1. In the event of a Change in Control after the date of the adoption of the Plan, then:

(a)                 to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change in Control;

(b)                any stock-denominated performance-based Awards outstanding as of the date such Change in Control is determined to have occurred shall be converted into, as applicable, time-based restricted stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) or time-based restricted stock units based on the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) and, if, during the 12-month period following the date of such Change in Control, the Participant’s employment is terminated by such successor (or an affiliate thereof) without Cause or by the Participant for Good Reason, such Awards, to the extent then outstanding, shall fully vest. With respect to performance-based Awards that are outstanding as of the date of such Change in Control and are not converted to a time-based Award, any deferral or other restriction shall lapse and such Awards shall be settled in cash as promptly as is practicable (unless otherwise required by Section 409A of the Code and the applicable terms of the Awards). In either case, unless otherwise determined by the Committee in an Award Agreement or otherwise, the value of the performance-based Awards as of the date of the Change in Control shall be determined assuming target performance has been achieved, except that the value shall be determined based on actual performance as of such date if (i) more than half of the performance period has elapsed as of such date and (ii) actual performance is determinable as of such date; and

(c)                 Each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms in accordance with Section 4.3.

10.2             Termination of Employment Upon Change in Control. Notwithstanding any other provision of the Plan to the contrary, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company or Affiliate and a Participant, upon (i) a Participant’s involuntary Termination of Employment without Cause on or within one (1) year following a Change in Control, or (ii) a Participant’s Termination of Employment for Good Reason (including the Termination of Employment of the Participant if he or she is employed by an Affiliate at the time the Company sells or otherwise divests itself of such Affiliate), all outstanding Awards shall immediately become fully vested and exercisable; provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment.

10.3             Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Stock and the purchase price per Share (if any) under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

Article 11

Amendment, Modification, and Termination

11.1             Amendment, Modification, and Termination of Plan. At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3) or the number of shares available for issuance as ISOs, or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant (except as otherwise provided in Section 6.1), or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant (except as otherwise provided in Section 6.1), or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) changes the granting corporation or (vi) changes the type of stock.

11.2             Amendment of Awards. Subject to Section 4.3, at any time and from time to time, the Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A), and to the administrative regulations and rulings promulgated thereunder.

11.3             Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

11.4             Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 11.2, neither the Committee nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Share price in exchange for cash or other securities. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

Article 12

Withholding

12.1             Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

12.2             Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.5(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 13

General Provisions Applicable to Awards

13.1             Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on  the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.3); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

13.2             Form of Payment. Subject to the provisions of this Plan, the Award Agreement and any Applicable Law, payments or transfers to be made by the Company or any Affiliate on the grant, exercise, or settlement of any Award may be made in such form as determined by the Committee including, without limitation, cash, Stock, other Awards, other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined by rules adopted by the Committee.

13.3             Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or Dividend Equivalents) shall either (a) not be paid or credited with respect to such Award or (b) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.

13.4             Limits on Transfer.

(a)                 Except as otherwise provided in Section 13.4(b),

(i)                  no Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a domestic relations order, unless and until such Award has been exercised, or the Shares underlying such Award have been issues, and all restrictions applicable to such Shares have lapsed;

(ii)                no Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 13.4(a)(i); and

(iii)              during a Participant’s lifetime, only the Participant or the Participant’s guardian or legal representative may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a domestic relations order. After a Participant’s death, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by such Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b)                Notwithstanding Section 13.4(a), the Committee, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Participant without consideration, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); and (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 13.4(a), hereof, the Committee, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

13.5             Beneficiaries. Notwithstanding Section 13.4, if provided in the applicable Award Agreement, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.6             Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time. If there shall be no such clawback policy in effect, (1) awards under the Plan and any Shares issued pursuant to Awards under the Plan (and any gains thereon) shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such Awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or (2) if the Company or its Subsidiaries terminate a Participant’s service relationship due to the Participant’s gross negligence or willful misconduct, or determine there are grounds for such a termination (whether or not such actions also constitute “cause” under an Award Agreement), any Awards under the Plan, whether or not vested, as well as any shares of Stock issued pursuant to Awards under this Plan (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.” Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any detrimental activity (including noncompliance with restrictive covenants), as determined by the Committee, the Committee may, in its sole discretion, provide for cancellation of any or all of such Participant’s outstanding Awards and/or forfeiture by the Participant of any gain realized in respect of Awards, and repayment of any such gain promptly to the Company.

13.7             No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

13.8             Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

13.9             Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the termination or rescission of, or the recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

13.10         Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Award Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (the “Identification Period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 15

Miscellaneous Provisions

15.1             Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Stock subject to these substitute Awards shall not be counted against the share reserve set forth in Article 4 of the Plan.

15.2             409A Compliance. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (b) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (d) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s separation from service or (ii) the Participant’s death, (e) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (f) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

15.3             Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

15.4             Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15.5             Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.6             Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

15.7             Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any Shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 15.7, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

15.8             Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 15.6 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

15.9             Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by Applicable Law.

15.10         Limitation of Rights in Stock. A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares of Stock subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the Bylaws of the Company.

15.11         Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company (or any Affiliate) to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

15.12         Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.13         Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

15.14         Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions thereof.

15.15         Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.16         Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

15.17         Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

15.18         Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the general counsel, secretary or assistant secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the general counsel, secretary or assistant secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the general counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

15.19         Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

15.20         Venue. The Company and the Participant to whom an Award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Delaware with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Delaware, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Delaware court, and no other, (c) such Delaware court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Delaware court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

15.21         No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS POR TION FOR YOUR RECORDS DE T ACH AND RETURN THIS POR TION ON L Y THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D44438 - P52334 Fo r W i t hh o l d F o r All A ll Al l Except ! ! ! For Against Abstain ! ! ! ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below . 01) Alan Edrick 1. Election of Director Nominee: 2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. Adoption and approval of the Harvard Bioscience, Inc. 2021 Incentive Plan. 4. Approval, by a non - binding advisory vote, of the compensation of the Company's named executive officers. NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. The Board of Directors recommends you vote FOR proposals 2, 3 and 4: HARVARD BIOSCIENCE, INC. The Board of Directors recommends you vote FOR the following: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www.virtualshareholdermeeting.com/HBIO2021 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . SCAN TO VIE W M A TERIAL S & VO TE HARVARD BIOSCIENCE, INC. 84 OCTOBER HILL ROAD HOLLISTON, MA 01746 - 1371

D44439 - P52334 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com. HARVARD BIOSCIENCE, INC. Annual Meeting of Stockholders May 18, 2021 at 11:00 AM, EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) James Green and Michael A . Rossi, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Harvard Bioscience, Inc . that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11 : 00 AM, EDT on May 18 , 2021 . Due to the public health impact of the coronavirus outbreak (COVID - 19 ) and to support the health and well - being of our partners and stockholders, the Annual Meeting will be held by virtual meeting only . You will not be able to attend the Annual Meeting in person . To be admitted to the Annual Meeting at www . virtualshareholdermeeting . com/HBIO 2021 , you must enter the control number found on your proxy card, voting instruction form or notice you previously received . You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on reverse side

Your Vote Counts! HARVARD BIOSCIENCE, INC. 84 OCTOBER HILL ROAD HOLLISTON, MA 01746 - 1371 HARVARD BIOSCIENCE, INC. 2021 Annual Meeting Vote by May 17, 2021 11:59 PM ET You invested in HARVARD BIOSCIENCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2021. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 18, 2021 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/HBIO2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D44458 - P52334

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. V oting Items Board Recommends D44459 - P52334 1. Election of Director Nominee: 1) Alan Edrick For 2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For 3. Adoption and approval of the Harvard Bioscience, Inc. 2021 Incentive Plan. For 4. Approval, by a non - binding advisory vote, of the compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.